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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-8817
ING Equity Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258

(Address of principal executive offices)	(Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180
Date of fiscal year end: May 31
Date of reporting period: June 1, 2010 to November 30, 2010
ITEM 1. REPORTS TO STOCKHOLDERS.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

November 30, 2010

Classes A, B, C, I, O, and W

Domestic Equity and Income Fund

■  ING Real Estate Fund

Domestic Equity Growth Funds

■  ING Equity Dividend Fund
■  ING Growth Opportunities Fund
■  ING MidCap Opportunities Fund
■  ING SmallCap Opportunities Fund

Domestic Equity Value Fund

■  ING Value Choice Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain of the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

The Good, the Bad and the Hopeful

Dear Shareholder,

Congress recently passed an important piece of tax legislation that is expected to provide a lift to the economy. The package includes about $800 billion of tax cuts — including an extension of the Bush-era tax rates and a one-year payroll tax reduction for most working Americans — and $57 billion for unemployment benefits. These glad tidings come at an opportune time, with the economy showing new-found momentum in recent months as it emerged from its summer slowdown.

On the other hand, the bill seems to perpetuate an unsustainable cycle of cutting taxes and increasing spending. Though easy to transact politically, we believe such measures threaten the nation’s long-term fiscal stability. The bond market has taken note; during debate of the bill, yields on ten-year Treasury notes rose as investors sold. In a recent hopeful sign, however, 22 senators — 12 Democrats, nine Republicans and one independent — pledged to “devise a comprehensive plan for addressing the fiscal concerns of our nation” by focusing on “tax reform, spending restraint and debt and deficit reduction” in 2011.

In addition, some opponents of the bill argue that keeping the tax cuts temporary creates too much economic uncertainty. The United States hardly has cornered the market on uncertainty — for the past few years, it’s been endemic in the global economy and financial marketplace, and will continue to be in 2011. As a result, defining characteristics among investors seem to be lack of conviction, a feeling that anything could happen and that one had better have an effective risk-mitigation strategy. Should you factor this into your own planning? While some short-term adjustments to your portfolio may be appropriate, it’s important to recognize that your long-term investment goals are likely to outlive current economic and market conditions.

As always, we believe the best approach is a well-diversified portfolio and a well-defined investment plan. During the coming year there will be periods when these principles are tested and periods when they are confirmed; the challenge will be not getting distracted by the news, whether good, bad or hopeful. As we’ve noted many times before, it’s important to discuss any proposed changes thoroughly with your advisor before taking any action.

We at ING Funds look forward to serving your investment needs in the future, and wish you a happy and prosperous New Year.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
December 17, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective:  for the Six-Months Ended November 30, 2010

Global equities in the form of the MSCI World Indexsm measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), returned 7.36% in the first half of our fiscal year. (The MSCI World Indexsm returned 11.51% for the six-month period ended November 30, 2010, measured in U.S. dollars.) It started with the MSCI World Indexsm down 10% in the previous six weeks, on mounting concern over the financial health of the Eurozone. By November 8, 2010 the loss had almost been recovered, but from there markets were sent reeling again as the storm moved from one corner of the Eurozone to another.

It was a bumpy ride. Markets from stocks to bonds to currencies were continually buffeted by news and events relating to three main themes: the stuttering U.S. economic recovery, growth dynamics in China and the sovereign debt crisis in the Eurozone.

In the U.S., quarterly gross domestic product (“GDP”) growth decelerated from 2.7% (annualized) in the first quarter of 2010 to 1.7% in the second quarter, before recovering to 2.5% in the third quarter. But attention was focused more on employment and housing. The 18-month recession, which ended in June of 2009, had caused the loss of some 8.7 million jobs. Any credible economic rebound required their fast recovery. But most of the data were less than encouraging. By October of 2010, the private sector was averaging 136,000 new jobs per month, hardly enough to budge an unemployment rate stuck between 9.5% and 10.1% for 15 months. Of those unemployed, 42% had been jobless for at least 27 weeks.

The housing market had been improving, boosted by a program of tax credits for home buyers. But after the program expired in April sales of new and existing homes collapsed, with a high proportion in distress. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), had resumed annual increases from February, but as our fiscal year reached the half-way point the pace was slowing, with the index still nearly 30% below the peak of April 2006.

Investors watched nervously as China, the source of much of the world’s growth, wrestled with inflation and a housing bubble. The Chinese authorities raised banks’ reserve ratio requirements five times in 2010, twice in November alone, and tightened mortgage requirements. In response to consumer price inflation of 3.6% in September, a two-year high, the Bank of China unexpectedly raised interest rates for the first time since 2007. In October, inflation rose to 4.4% and more interest rate increases seemed inevitable.

In the Eurozone, default had been averted on billions of euro of Greece’s maturing bonds after the European Union and the International Monetary Fund (“IMF”) agreed in May to lend that country €110 billion in return for a program of severe fiscal austerity. Later that month, Eurozone finance ministers and the IMF agreed on a Financial Stabilization “mechanism”, funded with up to €750 billion. This seemed to calm the waters for a while. But under the surface lurked anxiety that the stabilization mechanism, which addresses liquidity, would not buy enough time to address the real issue: solvency. Attention turned to Ireland, where major banks, for practical purposes insolvent after recklessly funding a massive property bubble, received huge cash injections from the Irish government, rendering its own fiscal position untenable. At last, on November 29, 2010, a bail-out worth €67.5 billion from the European Union and IMF was announced. Markets were unimpressed. All of a sudden it was May again with downgrades, soaring yields and spreads on peripheral Eurozone bonds, fears of contagion, falling stock markets and doubts about the viability of the euro itself.

In currencies, the dollar/euro rate was understandably volatile. Renewed pessimism about the dollar over a stalling economy, exacerbated later by the threat of debasement caused by an expected second round of quantitative easing, sent the dollar down 13% by November 5, 2010, before Eurozone angst allowed partial recovery. For the six months ended November 30, 2010, the dollar fell 6.95% against the euro, 7.28% against the pound and 7.62% to the yen, which in October breached 15-year high levels.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 3.85% for the first half of the fiscal year. Among the sub-components, the Barclays Capital Corporate Investment Grade Bond Index, with a return of 6.20%, outperformed the Barclays Capital U.S. Treasury Index, which returned 3.74%. The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 9.42% for the first half of the fiscal year.

U.S. equities, represented by the S&P 500® Index including dividends, rose 9.50% in the six months to November 30, 2010, including its best September since 1939 with a return of 8.92%. Despite broader economic concerns, prices were supported by strong earnings reports, with operating earnings per share for S&P 500® companies recording their fourth straight quarter of annual growth. Equities also benefited from prospective quantitative easing as it increased the attractiveness of investments perceived as “real”.

In international markets, the MSCI Japan® Index lost 0.58% for the first half of the fiscal year. Export-dependent, Japan’s second quarter GDP growth of 1.8% (annualized) seemed to improve to 3.9% in the third. But this was flattered by household purchases of cars before a subsidy program expired and tobacco products before tax increases. The MSCI Europe ex UK® Index returned 4.84%, with Germany up 12.27% and Greece, Ireland and Spain all falling. This broadly reflected the two-tier economy that has developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. The MSCI UK® Index advanced 7.97%. This was despite the prospect of severe public spending cuts to eliminate an 11% budget deficit. Supporting sentiment was the return to profit of most banks and the best annual GDP growth, 2.8%, in three years.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
MSCI World Indexsm	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Barclays Capital Corporate High Yield Index	An unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment grade.

MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.

Russell 1000 Value® Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index	An unmanaged index that measures performance of broad growth segment of the U.S. Equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index	An unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index	An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

Russell 2000® Growth Index	An unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.

Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.

Russell 3000® Value Index	A market capitalization-weighted index of stocks of the 3,000 largest U.S. domiciled companies that exhibit value oriented companies.

Industry Allocation
as of November 30, 2010
(as a percent of net assets)

Financials	97.3%
Consumer Discretionary	1.5%
Other Assets and Liabilities – Net	1.2%

Net Assets	100.0%
Portfolio holdings are subject to change daily.

ING Real Estate Fund
Portfolio Managers’ Report

ING Real Estate Fund (the ”Fund” or “Real Estate”) seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers, of ING Clarion Real Estate Securities LLC — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.64% compared to the MSCI U.S. REIT® Index, which returned 10.13%, for the same period.

Portfolio Specifics: The past six months have been a period of positive total returns for real estate stocks, which have advanced by more than 10% as improving economic conditions and favorable capital market conditions continue to benefit investors. Macro-economic news has been choppy but on balance supports the thesis that conditions continue to improve. Economic reports, on balance, are beginning to provide evidence of an economic recovery as leading indicators have been showing consistent, albeit sluggish, improvement. Meanwhile, consumer confidence is showing modest signs of improvement. Central bank policy remains accommodative as the Federal Reserve Bank (the “Fed”) announced in early November a $600 billion quantitative easing program, which it will deploy over the next eight months. This exceeded market expectations of $500 billion. Quantitative easing remains a tool the Fed can use to support and sustain economic growth, which remains a critical backdrop to improving property fundamentals.

Asset allocation decisions have benefited relative performance during the past six months, due in large part to an overweight to the outperforming mall and apartment sectors. Meanwhile, stock selection has provided a modest drag on relative performance as positive stock section in the mall and office sectors has been more than offset by sub-par selection in the shopping center and apartment sectors.

Current Strategy & Outlook: The most notable factor that has continued to drive performance over the past six months has been the public companies’ continued access to the capital markets, as companies have been able to raise equity capital as well as issue both secured and unsecured debt. Almost as equally important as the continued access to capital has been the continued demand for yield by investors, which has resulted in lower interest rates. As a result, for public companies the cost of capital has come down, and yield spreads have stabilized at levels that are in-line with historic averages. Listed companies have been able to raise the necessary capital to cover commitments and many of the higher-quality companies have also raised additional funds that will allow them to buy assets at what we believe will be attractive valuations, which will be accretive to earnings. If economic news continues to improve and the real estate fundamentals show marked improvement off of trough earnings, we expect stock prices for listed real estate companies to reflect their improved earnings growth potential.

The Fund continues to maintain a core positioning in what we believe are high-quality companies. We remain overweight sectors and geographies offering long-term leases and high percentages of earnings from recurring sources (primarily contract lease rental income). We prefer companies offering, in our opinion, more transparency, strong balance sheets and good, experienced management teams. We remain disciplined investors in those companies which we believe to provide appropriate above average total return potential without exposing the portfolio to excessive downside risk. We remain overweight sectors which we believe stand to benefit from an economic recovery, including the shorter lease length hotel and apartment sectors as well as certain office markets, such as New York City and Washington, D.C. We remain underweight property types which conversely react more slowly to economic recovery including healthcare and most suburban office markets. Our outlook remains predicated on the assumption of gradual but steady economic growth.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of November 30, 2010
(as a percent of net assets)

Simon Property Group, Inc.	10.2%
Equity Residential	6.0%
Vornado Realty Trust	5.6%
Boston Properties, Inc.	5.0%
Host Hotels & Resorts, Inc.	4.2%
Public Storage, Inc.	3.7%
AvalonBay Communities, Inc.	3.6%
Macerich Co.	3.5%
Ventas, Inc.	3.3%
General Growth Properties, Inc.	3.0%

Portfolio holdings are subject to change daily.

ING Equity Dividend Fund
Portfolio Managers’ Report

Industry Allocation
as of November 30, 2010
(as a percent of net assets)

Financials	25.4%

Energy	13.2%

Health Care	13.2%

Consumer Staples	10.6%

Industrials	7.6%

Telecommunication Services	7.3%

Consumer Discretionary	7.1%

Utilities	7.1%

Information Technology	3.3%

Materials	2.6%

Other Assets and Liabilities – Net*	2.6%

Net Assets	100.0%

* Includes short-term investments related to ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

ING Equity Dividend Fund (the ”Fund” or “Equity Dividend”) seeks growth of capital and current income. The Fund is managed by David Powers, CFA, and Robert Kloss, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.51% compared to the Russell 1000® Value Index, which returned 6.48% for the same period.

Portfolio Specifics: During the period, the Fund benefited from strong stock selection in the majority of sectors. Within telecommunication services, our position in Qwest Communications International Inc. (“Qwest”), an integrated telecom company, benefited returns as the company was taken over by Century Link. The two companies have significant regional overlap and the takeover should result in increasing synergies. We expect to continue to hold Qwest until the deal is completed, as we believe it has further upside potential. A company within the media sector that was favorable for returns was Groupe Aeroplan, Inc. The company runs customer loyalty plans in the United States and Canada, and benefitted from the economic recovery. We bought the stock when it had lost some ground based on the concerns about Europe; we believed it had attractive free cash flow. It has since done well adding to returns as the concerns about Europe have abated.

Within materials, our position in E. I. du Pont de Nemours & Co., a chemicals and fertilizer maker, was very beneficial. The stock rose as the new CEO came in and cut costs, resulting in gains in the stock price. A strong fertilizer market that stemmed from an improving economy added to investor sentiment for this stock.

A position in AllianceBernstein Holding L.P. was unfavorable for returns. The stock fell due to asset losses at its investment management company. We continue to hold the stock as we believe it has attractive valuation and that the worst is behind the company. Owning some regional banks like BB&T Corp. and Bank of Hawaii Corp. also hurt returns as these stocks declined due to perceived weakening in the macroeconomic outlook. Bank stocks were viewed as more economically sensitive, and generally underperformed the broader equity market. We continue to hold these stocks, as we believe that they have attractive valuations and dividend yields.

Current Strategy and Outlook: Currently, the Fund is positioned in companies that we believe have strong or improving competitive positions, robust end markets or superior capital allocation opportunities. We believe each stock possesses an attractive valuation and a clear catalyst to improve it. As global growth concerns continue to weigh on the market we believe investing in inexpensive, quality oriented high dividend companies will continue to be beneficial.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of November 30, 2010
(as a percent of net assets)

Pfizer, Inc.	3.9%
Chevron Corp.	3.7%
General Electric Co.	3.5%
JP Morgan Chase & Co.	3.1%
Merck & Co., Inc.	2.9%
ExxonMobil Corp.	2.8%
Verizon Communications, Inc.	2.8%
Microsoft Corp.	2.8%
ConocoPhillips	2.6%
Johnson & Johnson	2.4%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

ING Growth Opportunities Fund
Portfolio Managers’ Report

Industry Allocation
as of November 30, 2010
(as a percent of net assets)

Information Technology	29.8%
Consumer Discretionary	17.0%
Health Care	11.9%
Industrials	10.4%
Energy	10.1%
Consumer Staples	8.0%
Materials	5.4%
Financials	4.6%
Telecommunication Services	1.4%
Other Assets and Liabilities – Net*	1.4%

Net Assets	100.0%
* Includes short-term investments related to ING Institutional Prime Money Market Fund – Class I and securities lending collateral.
Portfolio holdings are subject to change daily.

ING Growth Opportunities Fund (the ”Fund” or “Growth Opportunities”) seeks long-term capital appreciation. The Fund is managed by Jeff Bianchi and Chris Corapi, Portfolio Managers of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 14.37% compared to the Russell 3000® Growth Index and the Russell 1000® Index, which returned 13.29% and 9.80%, respectively, for the same period.

Portfolio Specifics: The reporting period was marked by volatility. Markets rose and fell at a dizzying pace as investors focused upon slowing U.S. economic growth, China subduing its sizzling economy, bullish news from Europe, strong corporate earnings, and then renewed worries about Europe as Ireland fell into trouble and requested a bailout.

In early November, the U.S. Federal Reserve announced to little surprise that it would launch a second round of quantitative easing (QE2), to the tune of $600 billion. Markets initially reacted positively to the announcement; Treasury yields declined, stock prices rose and commodity prices spiked. It is hoped that these measures will provide a tailwind to an economy that appears to be gaining steam. Manufacturing data continue to be strong. The trade deficit narrowed sharply in October, indicating that estimates of fourth quarter GDP growth for the U.S. might be too low.

Growth stocks, as measured by the Russell 3000® Growth Index, fared well over the period. Cyclical sectors such as materials, energy and consumer discretionary were the top performers. Defensive sectors such as utilities and healthcare lagged with single-digit gains. All ten sectors of the Russell 3000® Growth Index achieved positive returns for the period.

The Fund outperformed the Russell 3000® Growth Index due to broad-based positive security selection. Stock selection was nicely spread among energy, consumer staples, healthcare and consumer discretionary. Weak selection among industrials, materials and utilities detracted most from the result.

The primary contributors for the period were: National Oilwell Varco Inc. (“Varco”), priceline.com, Inc. (“Priceline”) and Apple, Inc. (“Apple”). Varco was the top net contributor for the period. It outperformed after the BP oil spill, as the company is leveraged to oil prices. Varco has reached an inflection point in new orders, which in the past has resulted in a higher price to earnings ratio for the stock. Priceline was a strong performer due to increased traffic to its Booking.com website. We believe that this has provided evidence that Priceline’s share gains remain intact, thereby easing investor fears of a slowdown in European travel from the recent economic disruption. Apple rose amid improved revenue and profits driven by sales of the iPhone, iPad and iPod.

The primary detractors for the period included Google Inc. (“Google”), Allegiant Travel Co. and Cisco Systems Inc. (“Cisco”). Google shares were lower after the company announced a 10% increase in pay for its employees and a possible investigation by the European Commission. Cisco, despite reporting revenues that were in-line, underperformed during the fourth quarter after providing weak guidance.

Current Strategy & Outlook: As we close out another year, we are optimistic about the prospects in 2011. We expect heightened levels of volatility in the coming months. The market has been extremely sensitive to macroeconomic risks such as European and U.S. state debt, as well as geopolitical risks. As greater clarity on these risks emerges, however, we believe volatility will abate and markets will trade more on fundamentals.

Based upon current relative valuations we suspect that equities will be attractive targets for investors in 2011. Corporations have close to $2 trillion of cash on their balance sheets that will have to be redeployed in coming years. Against the backdrop of slower global growth and limited opportunities, we would argue that growth will trade at a premium, setting the stage for mergers and acquisitions. We remain focused on fundamental stock selection. As always, we seek to invest in companies that we believe exhibit strong relative business momentum and market recognition at appropriate prices.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of November 30, 2010
(as a percent of net assets)

Apple, Inc.	5.6%
ExxonMobil Corp.	4.3%
Microsoft Corp.	3.2%
Google, Inc. – Class A	2.8%
Cisco Systems, Inc.	2.8%
Philip Morris International, Inc.	2.5%
Qualcomm, Inc.	2.4%
Danaher Corp.	2.1%
EI Du Pont de Nemours & Co.	2.0%
National Oilwell Varco, Inc.	2.0%

Portfolio holdings are subject to change daily.

ING MidCap Opportunities Fund
Portfolio Managers’ Report

Industry Allocation
as of November 30, 2010
(as a percent of net assets)

Information Technology	22.4%
Consumer Discretionary	21.0%
Industrials	16.4%
Health Care	12.6%
Financials	7.0%
Energy	5.7%
Consumer Staples	5.6%
Materials	4.5%
Exchange-Traded Funds	1.5%
Telecommunication Services	1.5%
Other Assets and Liabilities – Net*	1.8%

Net Assets	100.0%
* Includes short-term investments related to ING Institutional Prime Money Market Fund – Class I and securities lending collateral.
Portfolio holdings are subject to change daily.

ING MidCap Opportunities Fund (the ”Fund” or “MidCap Opportunities”) seeks long term capital appreciation. The Fund is managed by Jeff Bianchi and James Hasso, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 16.92% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 15.21% and 12.34%, respectively, for the same period.

Portfolio Specifics: The reporting period was marked by volatility. Markets rose and fell at a dizzying pace as investors focused upon slowing U.S. economic growth, China subduing its sizzling economy, bullish news from Europe, strong corporate earnings, and then renewed worries about Europe as Ireland fell into trouble and requested a bailout.

In early November, the U.S. Federal Reserve announced to little surprise that it would launch a second round of quantitative easing (QE2), to the tune of $600 billion. Markets initially reacted positively to the announcement; Treasury yields declined, stock prices rose and commodity prices spiked. It is hoped that these measures will provide a tailwind to an economy that appears to be gaining steam. Manufacturing data continue to be strong. The trade deficit narrowed sharply in October, indicating that estimates of fourth quarter gross domestic product (“GDP”) growth for the U.S. might be too low.

Mid cap growth stocks, as measured by the Russell Midcap® Growth Index, fared rather well over the period. Cyclical sectors, such as consumer discretionary, energy, information technology and industrials were the top performers. Defensive sectors such as utilities and healthcare lagged with single-digit gains. All ten sectors of the Russell Midcap® Growth Index achieved positive returns for the period.

The Fund outperformed the Russell Midcap® Growth Index due to strong stock selection. Positive selection was broad-based, with significant contributions stemming from the energy, industrials and consumer staples sectors. By contrast, weak selection in financials, materials and utilities detracted from the result.

Some of our top performers were priceline.com Inc. (“Priceline”), National Oilwell Varco Inc. (“Varco”) and Alberto Culver Co. (“Albert Culver”). Varco outperformed after the BP oil spill, as the company is leveraged to oil prices. The company has reached an inflection point in new orders, which in the past has resulted in a higher price to earnings ratio for the stock. Priceline has been a strong performer this year due to increased traffic to its Booking.com website. We believe that this has provided evidence that Priceline’s share gains remain intact, thereby easing investor fears of a slowdown in European travel from the recent economic disruption. Alberto Culver outperformed after receiving a takeover bid from Unilever at a substantial premium.

Urban Outfitters Inc. (“Urban Outfitters”), Tenet Healthcare Corp. and Salesforce.com Inc. (“Salesforce.com”) detracted from the Fund’s relative performance. Urban Outfitters was sold as it hit our stop-loss point, after the company discussed decelerating sales trends during the month of October, which they attributed to a fashion trend. Salesforce.com was a stock that the Fund did not own, which appreciated substantially during the reporting period.

Current Strategy & Outlook: As we close out another year, we are optimistic about the prospects in 2011. We expect heightened levels of volatility in the coming months. The market has been extremely sensitive to macroeconomic risks such as European and U.S. state debt, as well as geopolitical risks. As greater clarity on these risks emerges, however, we believe volatility will abate and markets will trade more on fundamentals.

Based upon current relative valuations we suspect that equities will be attractive targets for investors in 2011. Corporations have close to $2 trillion of cash on their balance sheets that will have to be redeployed in coming years. Against the backdrop of slower global growth and limited opportunities, we would argue that growth will trade at a premium, setting the stage for mergers and acquisitions. In our opinion, mid-capitalization companies seem especially likely to benefit from this trend.

We remain focused on fundamental stock selection. As always, we seek to invest in companies that we believe exhibit strong relative business momentum and market recognition at appropriate prices.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of November 30, 2010
(as a percent of net assets)

Priceline.com, Inc.	2.0%
Bed Bath & Beyond, Inc.	1.8%
Coach, Inc.	1.8%
Coca-Cola Enterprises, Inc.	1.8%
BMC Software, Inc.	1.7%
Ross Stores, Inc.	1.7%
Hospira, Inc.	1.7%
National Oilwell Varco, Inc.	1.6%
Agilent Technologies, Inc.	1.6%
Roper Industries, Inc.	1.6%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

ING SmallCap Opportunities Fund
Portfolio Managers’ Report

Industry Allocation
as of November 30, 2010
(as a percent of net assets)

Information Technology	24.6%

Industrials	17.5%

Consumer Discretionary	17.3%

Health Care	17.1%

Financials	7.3%

Energy	5.2%

Materials	3.5%

Consumer Staples	2.3%

Exchange-Traded Funds	1.7%

Telecommunication Services	1.1%

Utilities	0.3%

Other Assets and Liabilities – Net*	2.1%

Net Assets	100.0%

* Includes short-term investments related to ING Institutional Prime Money Market Fund – Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING SmallCap Opportunities Fund (the ”Fund” or “SmallCap Opportunities”) seeks capital appreciation. The Fund is managed by Steve Salopek and James Hasso, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 13.99% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 14.57% and 10.57%, respectively, for the same period.

Portfolio Specifics: The reporting period was marked by volatility. Markets rose and fell at a dizzying pace as investors focused upon slowing U.S. economic growth, China subduing its sizzling economy, bullish news from Europe, strong corporate earnings, and then renewed worries about Europe as Ireland fell into trouble and requested a bailout.

In early November the U.S. Federal Reserve announced to little surprise that it would launch a second round of quantitative easing (QE2), to the tune of $600 billion. Markets initially reacted positively to the announcement; Treasury yields declined, stock prices rose and commodity prices spiked. It is hoped that these measures will provide a tailwind to an economy that appears to be gaining steam. Manufacturing data continue to be strong. The trade deficit narrowed sharply in October, indicating that estimates of fourth quarter gross domestic product (“GDP”) growth for the U.S. might be too low.

Small cap growth stocks, as measured by the Russell 2000® Growth Index, fared well over the period. Cyclical sectors, such as energy, information technology and materials were the top performers. Defensive sectors such as healthcare and utilities lagged with single-digit gains. All ten sectors of the Russell 2000® Growth Index achieved positive returns for the period.

Stock selection within healthcare, consumer discretionary and energy benefited the Fund during the period. By contrast, weak selection in information technology, materials and industrials stocks detracted from the result. Stock selection within information technology detracted most from performance. In technology, returns were held back by stock selection within communications equipment and semiconductors and semiconductor equipment, as well as our underweight position in internet software and services.

IMAX Corp. (“IMAX”) and Informatica Corp. (“Informatica”) contributed significantly to performance over the period. IMAX is a theater company that specializes in large screens with the latest technology. Earlier in the year the company sold off as investors believed that the company’s operations would be negatively impacted by competition. The stock recovered and surpassed the highs posted earlier this year, as investors realized that IMAX’s business was not going to be harmed in the near-to-intermediate term, its pipeline to open new theaters was growing substantially and third quarter earnings proved better than expected. Informatica provides enterprise data integration and data quality software and services. The company has reported very good quarters recently and has slightly beaten its outlook for 2010. It issued sales and earnings guidance for 2011 that showed continued strong growth in the business. Additionally, Informatica is often thought of as a potential acquisition target and the recent increase in mergers and acquisition activity has driven the shares higher.

Lumber Liquidators Holdings Inc. (“Lumber Liquidators”) and MedAssets Inc. (“MedAssets”) were the two largest detractors from performance over the period. Lumber Liquidators is a specialty retailer of wood flooring materials in the United States. The stock performed poorly due to recent earnings releases where the company met expectations for the second quarter and missed expectations for the third. During the third quarter, an installation of new information systems did not go smoothly, leading to missed sales, slower deliveries and lower earnings. The Fund continues to hold the Lumber Liquidators, as the company’s stores have solid returns and it is gaining market share. MedAssets is a healthcare information technology company that services hospitals and health systems. As of December 31, 2009, the company served approximately 125 health systems, 3,300 acute care hospitals and 40,000 non-acute provider locations. Poor performance resulted when the company announced the acquisition of Broadlane Group and took on debt to fund it. Also, while presenting third quarter results, the company provided disappointing revenue guidance. The Fund continues to hold a position in the company due to its dominant presence in the hospital industry and because we believe in management’s ability to successfully execute the Broadlane acquisition.

Current Strategy & Outlook: We continue to believe that the economy will improve slowly and that this environment will favor quality companies, as investors focus on companies’ fundamentals. As we believe that the Fund has a higher quality bias, and we remain focused on companies that have, in our opinion, strong management teams, strong balance sheets and good cash flow generation capabilities, we believe that we are well positioned for this market environment. We continue to remain less focused on pure cyclical names and to take advantage of the volatility in the market to invest in quality companies that, in our opinion, are attractively valued.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of November 30, 2010
(as a percent of net assets)

iShares Russell 2000 Growth Index Fund	1.7%
Acuity Brands, Inc.	1.3%
Dril-Quip, Inc.	1.3%
Woodward Governor Co.	1.3%
Signature Bank	1.2%
Healthsouth Corp.	1.2%
Watsco, Inc.	1.2%
Chemed Corp.	1.2%
Parametric Technology Corp.	1.2%
PF Chang’s China Bistro, Inc.	1.1%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Value Choice Fund
Portfolio Managers’ Report

Industry Allocation
as of November 30, 2010
(as a percent of net assets)

Materials	19.0%
Energy	15.9%
Health Care	11.3%
Consumer Staples	7.4%
Utilities	7.0%
Industrials	6.7%
Information Technology	6.7%
Telecommunication Services	5.9%
Financials	3.4%
Consumer Discretionary	0.8%
Other Assets and Liabilities – Net*	15.9%

Net Assets	100.0%
* Includes short-term investments related to ING Institutional Prime Money Market Fund – Class I and securities lending collateral.
Portfolio holdings are subject to change daily.

ING Value Choice Fund (the “Fund” or “Value Choice”) seeks long-term capital appreciation. The Fund is managed by David B. Iben, CFA, Chief Investment Officer, Executive Managing Director and Co-President of Tradewinds Global Investors, LLC — the Sub-Adviser.

Performance: For the six-month period ended November 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 15.22% compared to the Russell 3000® Value Index and the Russell Midcap® Index, which returned 6.49% and 12.34%, respectively, for the same period.

Portfolio Specifics: Relative to the benchmark, the Fund maintained a significant overweight position in the materials & processing sector and a significant underweight position in the financial services sector during the period. These sectors were the most significant contributors to relative outperformance. The Fund’s positions in healthcare and consumer staples companies were the least significant contributors to relative performance, but there were no negative sectors on a relative basis. A cash balance in excess of 10%, an undirected result of the portfolio process, slightly muted returns due to a generally optimistic equities market.

The Fund’s top performer was Cameco Corp. (“Cameco”), the world’s largest uranium producer. Cameco owns the Cigar Lake mine, located in the northern region of Saskatchewan’s Athabasca basin. This mine has, in our opinion, an attractive quality profile compared to other underdeveloped uranium mines around the world. The mine was previously flooded, and recently, for the first time since 2006, the analytical community had access to it. The analysts’ feedback on the mine’s progress was optimistic and the stock price reacted positively to the news. In addition, the uranium spot price, which has been weak throughout the year, is now beginning to recover.

Gold miners in general benefited from a mostly appreciating gold spot price during the period, but Lihir Gold Ltd. (“Lihir”), a significant positive contributor to Fund performance, was also boosted by its recent acquisition by Newcrest Mining Ltd.. The merger was completed near the end of September, and all Lihir shares were converted into Newcrest shares. The new entity is expected to be the world’s fifth largest gold producer, with mines in Papua New Guinea, Indonesia, Australia and Africa.

Lockheed Martin Corp. (“Lockheed Martin”), the Fund’s largest detractor from performance, is the world’s leading defense contractor. The company has a portfolio of products that are an integral part of the U.S. Department of Defense’s military strategy required to implement U.S. foreign policy and security. Considering the significant U.S. budget deficit and national debt at historically high levels, defense is currently viewed as an area of the budget prime for cutting. As a result, Lockheed Martin’s equity price suffered. We continue to believe the company compares favorably to other global defense contractors from an execution, product and cash generation standpoint.

Another underperforming holding during the period was Korea Electric Power Corporation, Korea’s dominant power company. The utility controls all of the country’s power transmission and distribution assets and the great majority of its generation assets. The company has suffered along with many other Korean stocks as hostilities with North Korea have intensified.

Current Strategy & Outlook: We believe the sustainability of the period’s powerful rally is suspect due to many factors. Trading volumes are lower, fund flows for U.S. equity mutual funds are negative and we cannot ignore the synchronous movement in many asset classes. Political posturing will serve to increase global tensions and provide fertile ground for volatility, in our opinion; as long-term investors, we firmly believe that volatility provides opportunity. Reiterating our view prior to the recent rally, we believe that sovereign debt is generally overvalued and that returns on cash will do little to preserve purchasing power. We believe that equities should still reward investors who are willing to understand the fundamentals of a company’s business. As always, we will attempt to apply rigorous fundamental research, question assumptions and invest for long-term capital appreciation.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of November 30, 2010
(as a percent of net assets)

Barrick Gold Corp.	4.1%
Newmont Mining Corp.	3.5%
Cameco Corp.	3.3%
Kinross Gold Corp.	2.9%
Wal-Mart Stores, Inc.	2.7%
Tesoro Corp.	2.5%
Lockheed Martin Corp.	2.5%
Pfizer, Inc.	2.5%
Ameren Corp.	2.4%
Polyus Gold Co. ZAO ADR	2.4%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2010 to November 30, 2010. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	June 1,	November 30,	Expense	November 30,	June 1,	November 30,	Expense	November 30,
	2010	2010	Ratio	2010*	2010	2010	Ratio	2010*

ING Real Estate Fund

Class A	$1,000.00	$1,096.40	1.23%	$6.46	$1,000.00	$1,018.90	1.23%	$6.23
Class B	1,000.00	1,092.50	1.98	10.39	1,000.00	1,015.14	1.98	10.00
Class C	1,000.00	1,092.20	1.98	10.38	1,000.00	1,015.14	1.98	10.00
Class I	1,000.00	1,097.40	0.90	4.73	1,000.00	1,020.56	0.90	4.56
Class O	1,000.00	1,096.40	1.23	6.46	1,000.00	1,018.90	1.23	6.23
Class W	1,000.00	1,098.10	0.98	5.15	1,000.00	1,020.16	0.98	4.96
ING Equity Dividend Fund

Class A	1,000.00	1,085.10	1.15	6.01	1,000.00	1,019.30	1.15	5.82
Class B	1,000.00	1,080.10	1.90	9.91	1,000.00	1,015.54	1.90	9.60
Class C	1,000.00	1,079.80	1.90	9.91	1,000.00	1,015.54	1.90	9.60
Class I	1,000.00	1,084.80	0.86	4.49	1,000.00	1,020.76	0.86	4.36
Class W	1,000.00	1,084.90	0.90	4.70	1,000.00	1,020.56	0.90	4.56

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	June 1,	November 30,	Expense	November 30,	June 1,	November 30,	Expense	November 30,
	2010	2010	Ratio	2010*	2010	2010	Ratio	2010*

ING Growth Opportunities Fund

Class A	$1,000.00	$1,143.70	1.35%	$7.25	$1,000.00	$1,018.30	1.35%	$6.83
Class B	1,000.00	1,139.70	2.00	10.73	1,000.00	1,015.04	2.00	10.10
Class C	1,000.00	1,140.10	2.00	10.73	1,000.00	1,015.04	2.00	10.10
Class I	1,000.00	1,145.30	1.00	5.38	1,000.00	1,020.05	1.00	5.06
Class W	1,000.00	1,140.70	1.00	5.37	1,000.00	1,020.05	1.00	5.06
ING MidCap Opportunities Fund

Class A	1,000.00	1,169.20	1.35	7.34	1,000.00	1,018.30	1.35	6.83
Class B	1,000.00	1,165.50	2.10	11.40	1,000.00	1,014.54	2.10	10.61
Class C	1,000.00	1,165.70	2.10	11.40	1,000.00	1,014.54	2.10	10.61
Class I	1,000.00	1,172.80	0.87	4.74	1,000.00	1,020.71	0.87	4.41
Class O	1,000.00	1,169.60	1.35	7.34	1,000.00	1,018.30	1.35	6.83
Class W	1,000.00	1,170.90	1.10	5.99	1,000.00	1,019.55	1.10	5.57
ING SmallCap Opportunities Fund

Class A	1,000.00	1,139.90	1.50	8.05	1,000.00	1,017.55	1.50	7.59
Class B	1,000.00	1,135.70	2.25	12.05	1,000.00	1,013.79	2.25	11.36
Class C	1,000.00	1,135.60	2.25	12.05	1,000.00	1,013.79	2.25	11.36
Class I	1,000.00	1,142.60	1.05	5.64	1,000.00	1,019.80	1.05	5.32
Class W	1,000.00	1,141.20	1.25	6.71	1,000.00	1,018.80	1.25	6.33
ING Value Choice Fund

Class A	1,000.00	1,152.20	1.40	7.55	1,000.00	1,018.05	1.40	7.08
Class B	1,000.00	1,147.60	2.15	11.57	1,000.00	1,014.29	2.15	10.86
Class C	1,000.00	1,147.90	2.15	11.58	1,000.00	1,014.29	2.15	10.86
Class I	1,000.00	1,153.70	1.15	6.21	1,000.00	1,019.30	1.15	5.82
Class O	1,000.00	1,151.60	1.40	7.55	1,000.00	1,018.05	1.40	7.08
Class W	1,000.00	1,152.60	1.15	6.21	1,000.00	1,019.30	1.15	5.82

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2010 (Unaudited)

	ING	ING	ING
	Real	Equity	Growth
	Estate	Dividend	Opportunities
	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$618,472,111	$95,164,195	$69,473,272
Short-term investments**	—	—	902,138
Short-term investments in affiliates***	—	2,369,000	1,008,000
Cash	—	325	783
Receivables:
Investment securities sold	11,756,800	—	1,057,814
Fund shares sold	1,833,362	39,269	39,421
Dividends and interest	869,437	335,374	118,205
Prepaid expenses	52,595	36,990	27,194
Reimbursement due from manager	—	2,677	5,816

Total assets	632,984,305	97,947,830	72,632,643

LIABILITIES:
Payable for investment securities purchased	4,329,540	60,646	705,602
Payable for fund shares redeemed	1,613,221	30,186	313,995
Payable upon receipt of securities loaned	—	—	940,901
Payable to affiliates	463,552	64,340	68,744
Payable to custodian due to bank overdraft	473,227	—	—
Payable for trustee fees	2,975	298	338
Other accrued expenses and liabilities	249,963	16,661	134,341

Total liabilities	7,132,478	172,131	2,163,921

NET ASSETS	$625,851,827	$97,775,699	$70,468,722

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$609,741,685	$92,055,473	$195,480,245
Undistributed (distributions in excess of) net investment income	(2,341,229)	405,783	87,240
Accumulated net realized gain (loss)	(209,887,223)	402,742	(137,313,164)
Net unrealized appreciation	228,338,594	4,911,701	12,214,401

NET ASSETS	$625,851,827	$97,775,699	$70,468,722

+ Including securities loaned at value	$—	$—	$899,437
* Cost of investments in securities	$390,133,517	$90,252,308	$57,220,060
** Cost of short-term investments	$—	$—	$940,901
*** Cost of short-term investments in affiliates	$—	$2,369,000	$1,008,000

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2010 (Unaudited) (continued)

	ING	ING	ING
	Real	Equity	Growth
	Estate	Dividend	Opportunities
	Fund	Fund	Fund

Class A:
Net assets	$118,585,464	$8,524,414	$39,854,680
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	9,192,126	929,077	1,994,478
Net asset value and redemption price per share	$12.90	$9.18	$19.98
Maximum offering price per share (5.75%)(1)	$13.69	$9.74	$21.20
Class B:
Net assets	$1,540,875	$278,226	$7,963,134
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	119,084	30,410	426,199
Net asset value and redemption price and maximum offering price per share(2)	$12.94	$9.15	$18.68
Class C:
Net assets	$8,820,137	$1,456,605	$15,371,979
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	654,335	158,736	825,161
Net asset value and redemption price and maximum offering price per share(2)	$13.48	$9.18	$18.63
Class I:
Net assets	$450,296,860	$87,512,614	$6,364,207
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	32,642,166	9,101,674	301,361
Net asset value and redemption price and maximum offering price per share	$13.79	$9.62	$21.12
Class O:
Net assets	$30,055,590	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$0.01	n/a	n/a
Shares outstanding	2,333,210	n/a	n/a
Net asset value and redemption price and maximum offering price per share	$12.88	n/a	n/a
Class W:
Net assets	$16,552,901	$3,840	$914,722
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	1,074,316	400	44,073
Net asset value and redemption price and maximum offering price per share	$15.41	$9.60	$20.75

(1)	Maximum offering price is 5.75% and is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2010 (Unaudited)

	ING	ING	ING
	MidCap	SmallCap	Value
	Opportunities	Opportunities	Choice
	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$355,143,482	$118,289,879	$665,845,862
Short-term investments**	1,506,148	7,094,774	3,251,005
Short-term investments in affiliates***	10,533,000	3,092,000	130,245,862
Cash	20	448	141
Receivables:
Investment securities sold	5,366,229	324,274	2,024,914
Fund shares sold	2,532,483	1,567,503	4,409,627
Dividends and interest	395,627	56,127	1,731,905
Prepaid expenses	34,708	31,408	52,531
Reimbursement due from manager	24,924	7,189	—

Total assets	375,536,621	130,463,602	807,561,847

LIABILITIES:
Payable for investment securities purchased	11,028,840	1,898,173	9,841,262
Payable for fund shares redeemed	261,994	243,588	1,135,715
Payable upon receipt of securities loaned	1,650,000	7,167,358	3,363,539
Payable to affiliates	353,624	134,449	853,160
Payable for trustee fees	1,491	538	3,190
Other accrued expenses and liabilities	384,107	135,962	405,763

Total liabilities	13,680,056	9,580,068	15,602,629

NET ASSETS	$361,856,565	$120,883,534	$791,959,218

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$330,822,346	$285,765,858	$698,558,347
Undistributed net investment income (accumulated net investment loss)	187,572	(500,534)	5,056,217
Accumulated net realized loss	(32,829,118)	(183,134,771)	(28,815,584)
Net unrealized appreciation	63,675,765	18,752,981	117,160,238

NET ASSETS	$361,856,565	$120,883,534	$791,959,218

+ Including securities loaned at value	$1,612,200	$6,986,876	$3,281,402
* Cost of investments in securities	$291,323,777	$99,464,314	$548,573,090
** Cost of short-term investments	$1,650,000	$7,167,358	$3,363,539
*** Cost of short-term investments in affiliates	$10,533,000	$3,092,000	$130,245,862

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2010 (Unaudited) (continued)

	ING	ING	ING
	MidCap	SmallCap	Value
	Opportunities	Opportunities	Choice
	Fund	Fund	Fund

Class A:
Net assets	$191,613,058	$82,043,177	$468,449,756
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	10,746,891	2,309,077	27,752,119
Net asset value and redemption price per share	$17.83	$35.53	$16.88
Maximum offering price per share (5.75%)(1)	$18.92	$37.70	$17.91
Class B:
Net assets	$12,174,185	$2,890,930	$24,403,265
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	754,985	92,629	1,466,482
Net asset value and redemption price and maximum offering price per share(2)	$16.13	$31.21	$16.64
Class C:
Net assets	$62,919,217	$21,999,161	$159,579,456
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	3,923,460	706,288	9,606,206
Net asset value and redemption price and maximum offering price per share(2)	$16.04	$31.15	$16.61
Class I:
Net assets	$38,525,878	$13,337,789	$81,508,897
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	2,042,027	360,263	4,783,793
Net asset value and redemption price and maximum offering price per share	$18.87	$37.02	$17.04
Class O:
Net assets	$37,788,872	n/a	$5,162,187
Shares authorized	unlimited	n/a	unlimited
Par value	$0.01	n/a	$0.01
Shares outstanding	2,124,482	n/a	307,413
Net asset value and redemption price and maximum offering price per share	$17.79	n/a	$16.79
Class W:
Net assets	$18,835,355	$612,477	$52,855,657
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	999,870	16,621	2,890,752
Net asset value and redemption price and maximum offering price per share	$18.84	$36.85	$18.28

(1)	Maximum offering price is 5.75% and is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended November 30, 2010 (Unaudited)

	ING	ING	ING
	Real	Equity	Growth
	Estate	Dividend	Opportunities
	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$7,355,645	$1,043,056	$607,629
Securities lending income, net	—	—	4,012

Total investment income	7,355,645	1,043,056	611,641

EXPENSES:
Investment management fees	2,088,010	194,372	253,951
Distribution and service fees:
Class A	154,658	9,723	66,422
Class B	7,705	1,205	43,928
Class C	38,309	6,523	74,117
Class O	36,897	—	—
Transfer agent fees:
Class A	48,280	1,491	57,739
Class B	601	46	13,387
Class C	2,967	250	22,554
Class I	5,937	769	1,706
Class O	11,532	—	—
Class W	4,933	1	714
Administrative service fees	298,284	29,903	33,860
Shareholder reporting expense	39,425	1,074	27,199
Registration fees	49,776	29,651	29,929
Professional fees	41,409	4,746	6,795
Custody and accounting expense	28,368	2,371	4,871
Trustee fees	8,811	780	1,025
Miscellaneous expense	15,218	3,333	7,348
Interest expense	90	—	—

Total expenses	2,881,210	286,238	645,545
Net recouped (waived and reimbursed) fees	112,273	(9,104)	(121,144)

Net expenses	2,993,483	277,134	524,401

Net investment income	4,362,162	765,922	87,240

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	21,518,566	738,314	3,673,626
Foreign currency related transactions	—	3,544	—

Net realized gain	21,518,566	741,858	3,673,626

Net change in unrealized appreciation or depreciation on:
Investments	28,570,987	4,627,769	5,281,447
Foreign currency related transactions	—	(202)	1,203

Net change in unrealized appreciation or depreciation	28,570,987	4,627,567	5,282,650

Net realized and unrealized gain	50,089,553	5,369,425	8,956,276

Increase in net assets resulting from operations	$54,451,715	$6,135,347	$9,043,516

* Foreign taxes withheld	$16,502	$11,998	$—
(1) Dividends from affiliates	$10,403	$4,199	$805

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended November 30, 2010 (Unaudited)

	ING	ING	ING
	MidCap	SmallCap	Value
	Opportunities	Opportunities	Choice
	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$2,353,985	$353,602	$4,447,106
Interest	—	—	791,150
Securities lending income, net	20,901	21,080	43,079

Total investment income	2,374,886	374,682	5,281,335

EXPENSES:
Investment management fees	1,121,228	485,707	2,879,301
Distribution and service fees:
Class A	192,864	92,995	484,682
Class B	63,316	15,333	125,143
Class C	277,275	101,773	645,946
Class O	44,189	—	5,465
Transfer agent fees:
Class A	188,096	86,924	351,664
Class B	15,403	3,603	22,863
Class C	67,566	23,794	117,046
Class I	2,479	1,583	22,642
Class O	43,073	—	3,969
Class W	13,575	640	39,661
Administrative service fees	149,496	53,967	319,920
Shareholder reporting expense	69,915	17,721	58,800
Registration fees	38,589	36,317	60,013
Professional fees	30,854	4,539	40,447
Custody and accounting expense	20,975	10,051	43,310
Trustee fees	3,018	1,610	9,148
Miscellaneous expense	12,239	4,035	16,181
Interest expense	—	—	108

Total expenses	2,354,150	940,592	5,246,309
Net waived and reimbursed fees	(166,919)	(65,376)	(303,791)
Brokerage commission recapture	—	—	(29,349)

Net expenses	2,187,231	875,216	4,913,169

Net investment income (loss)	187,655	(500,534)	368,166

REALIZED AND UNREALIZED GAIN:
Net realized gain on:
Investments	20,793,336	8,520,641	21,371,637
Foreign currency related transactions	—	—	328

Net realized gain	20,793,336	8,520,641	21,371,965

Net change in unrealized appreciation or depreciation on:
Investments	26,844,984	6,505,271	68,691,194
Foreign currency related transactions	24	—	—

Net change in unrealized appreciation or depreciation	26,845,008	6,505,271	68,691,194

Net realized and unrealized gain	47,638,344	15,025,912	90,063,159

Increase in net assets resulting from operations	$47,825,999	$14,525,378	$90,431,325

* Foreign taxes withheld	$19,512	$—	$166,690
(1) Dividends from affiliates	$5,291	$2,049	$91,262

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Real Estate Fund		ING Equity Dividend Fund
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2010	2010	2010	2010

FROM OPERATIONS:
Net investment income	$4,362,162	$10,885,761	$765,922	$137,967
Net realized gain	21,518,566	25,285,952	741,858	1,231,827
Net change in unrealized appreciation or depreciation	28,570,987	183,264,259	4,627,567	172,949

Increase in net assets resulting from operations	54,451,715	219,435,972	6,135,347	1,542,743

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,419,155)	(1,784,716)	(59,621)	(117,707)
Class B	(12,162)	(24,730)	(1,014)	(2,277)
Class C	(55,778)	(73,469)	(5,530)	(12,896)
Class I	(5,171,914)	(8,335,780)	(316,098)	(5)
Class O	(339,850)	(526,652)	—	—
Class Q(1)	—	(11)	—	—
Class W	(129,893)	(79,807)	(33)	(66)
Return of capital:
Class A	—	(920,356)	—	—
Class B	—	(19,764)	—	—
Class C	—	(56,281)	—	—
Class I	—	(4,275,891)	—	—
Class O	—	(274,680)	—	—
Class W	—	(19,113)	—	—

Total distributions	(7,128,752)	(16,391,250)	(382,296)	(132,951)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	107,672,878	135,302,503	85,332,933	1,208,577
Reinvestment of distributions	3,050,452	6,404,336	332,476	27,726

	110,723,330	141,706,839	85,665,409	1,236,303
Cost of shares redeemed	(91,946,016)	(182,930,713)	(1,899,065)	(1,002,340)

Net increase (decrease) in net assets resulting from capital share transactions	18,777,314	(41,223,874)	83,766,344	233,963

Net increase in net assets	66,100,277	161,820,848	89,519,395	1,643,755

NET ASSETS:
Beginning of period	559,751,550	397,930,702	8,256,304	6,612,549

End of period	$625,851,827	$559,751,550	$97,775,699	$8,256,304

Undistributed (distributions in excess of) net investment income at end of period	$(2,341,229)	$425,361	$405,783	$22,157

(1)	Effective November 21, 2009, Class Q shareholders of ING Real Estate Fund were converted to Class W shares of the Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING Growth		ING MidCap
	Opportunities Fund		Opportunities Fund
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2010	2010	2010	2010

FROM OPERATIONS:
Net investment income (loss)	$87,240	$(357,194)	$187,655	$(1,457,473)
Net realized gain	3,673,626	17,238,195	20,793,336	56,559,953
Net change in unrealized appreciation or depreciation	5,282,650	(498,848)	26,845,008	15,418,391

Increase in net assets resulting from operations	9,043,516	16,382,153	47,825,999	70,520,871

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,029,641	7,478,092	73,761,661	41,807,638
Payments from distribution settlement (Note 13)	—	—	—	1,129,127

	4,029,641	7,478,092	73,761,661	42,936,765
Cost of shares redeemed	(10,384,400)	(33,008,594)	(32,686,157)	(55,012,712)

Net increase (decrease) in net assets resulting from capital share transactions	(6,354,759)	(25,530,502)	41,075,504	(12,075,947)

Net increase (decrease) in net assets	2,688,757	(9,148,349)	88,901,503	58,444,924

NET ASSETS:
Beginning of period	67,779,965	76,928,314	272,955,062	214,510,138

End of period	$70,468,722	$67,779,965	$361,856,565	$272,955,062

Undistributed net investment income (accumulated net investment loss) at end of period	$87,240	$—	$187,572	$(83)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	ING SmallCap
	Opportunities Fund		ING Value Choice Fund
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	November 30,	May 31,	November 30,	May 31,
	2010	2010	2010	2010

FROM OPERATIONS:
Net investment income (loss)	$(500,534)	$(872,658)	$368,166	$3,310,629
Net realized gain	8,520,641	13,935,715	21,371,965	27,786,753
Net change in unrealized appreciation or depreciation	6,505,271	16,631,621	68,691,194	65,077,992

Increase in net assets resulting from operations	14,525,378	29,694,678	90,431,325	96,175,374

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	—	(2,989,175)
Class B	—	—	—	(76,076)
Class C	—	—	—	(346,678)
Class I	—	—	—	(137,363)
Class O	—	—	—	(23,983)
Class W	—	—	—	(324,553)

Total distributions	—	—	—	(3,897,828)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	9,542,811	12,310,271	245,069,157	337,560,824
Payments from distribution settlement (Note 13)	—	1,298,504	—	—
Reinvestment of distributions	—	—	—	2,840,014

	9,542,811	13,608,775	245,069,157	340,400,838
Cost of shares redeemed	(8,491,545)	(34,787,113)	(94,580,445)	(250,482,031)

Net increase (decrease) in net assets resulting from capital share transactions	1,051,266	(21,178,338)	150,488,712	89,918,807

Net increase in net assets	15,576,644	8,516,340	240,920,037	182,196,353

NET ASSETS:
Beginning of period	105,306,890	96,790,550	551,039,181	368,842,828

End of period	$120,883,534	$105,306,890	$791,959,218	$551,039,181

Undistributed net investment income (accumulated net investment loss) at end of period	$(500,534)	$—	$5,056,217	$4,688,051

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																		Supplemental
		operations				Less distributions							Ratios to average net assets							Data
	Net			Net							Net
	asset			realized	Total						asset		Expenses	Expenses, net of		Expenses, net of				Net assets,
	value,	Net		and	from	From net					value,		before	fee waivers		all		Net investment		end
	beginning	investment		unrealized	investment	investment	From net	From return of	Total	Payments from distribution	end of	Total	reductions/	and/or recoupments,		reductions/		income		of year or	Portfolio
	of year or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	settlement/affiliate	year or period	Return(1)	additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	Turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Real Estate Fund
Class A
11-30-10	11.91	0.07		1.06	1.13	0.14	—	—	0.14	—	12.90	9.64	1.19	1	.23†	1	.23†	1	.23†	118,585	28
05-31-10	7.63	0.20		4.42	4.62	0.22	—	0.12	0.34	—	11.91	61.88	1.25	1	.25†	1	.25†	2	.03†	114,792	51
05-31-09	14.89	0	.26•	(7.14)	(6.88)	0.24	—	0.14	0.38	—	7.63	(46.62)	1.35	1	.34†	1	.34†	2	.65†	57,141	105
05-31-08	19.27	0	.21•	(2.61)	(2.40)	0.19	1.67	0.12	1.98	—	14.89	(11.59)	1.36	1.33		1.33		1.34		105,808	91
05-31-07	16.42	0	.14•	4.41	4.55	0.16	1.54	—	1.70	—	19.27	28.13	1.22	1.22		1.20		0.74		165,377	57
05-31-06	14.82	0	.20(a)	3.02	3.22	0.49	1.13	—	1.62	—	16.42	22.63	1.20	1.20		1.16		1	.36(a)	102,853	51
Class B
11-30-10	11.94	0.03		1.07	1.10	0.10	—	—	0.10	—	12.94	9.25	1.94	1	.98†	1	.98†	0	.50†	1,541	28
05-31-10	7.65	0	.13•	4.44	4.57	0.16	—	0.12	0.28	—	11.94	60.83	2.00	2	.00†	2	.00†	1	.32†	1,665	51
05-31-09	14.93	0	.17•	(7.16)	(6.99)	0.15	—	0.14	0.29	—	7.65	(47.07)	2.10	2	.09†	2	.09†	1	.75†	1,374	105
05-31-08	19.32	0	.09•	(2.63)	(2.54)	0.06	1.67	0.12	1.85	—	14.93	(12.35)	2.11	2.08		2.08		0.59		3,285	91
05-31-07	16.45	(0	.00)*	4.43	4.43	0.02	1.54	—	1.56	—	19.32	27.24	1.97	1.97		1.95		(0	.00)*	6,331	57
05-31-06	14.85	0	.08(a)	3.02	3.10	0.37	1.13	—	1.50	—	16.45	21.70	1.95	1.95		1.91		0	.61(a)	5,037	51
Class C
11-30-10	12.44	0.04		1.10	1.14	0.10	—	—	0.10	—	13.48	9.22	1.94	1	.98†	1	.98†	0	.47†	8,820	28
05-31-10	7.96	0	.13•	4.62	4.75	0.16	—	0.12	0.28	—	12.44	60.80	2.00	2	.00†	2	.00†	1	.28†	6,305	51
05-31-09	15.52	0	.21•	(7.46)	(7.25)	0.17	—	0.14	0.31	—	7.96	(47.02)	2.10	2	.09†	2	.09†	2	.32†	3,955	105
05-31-08	19.99	0	.10•	(2.73)	(2.63)	0.05	1.67	0.12	1.84	—	15.52	(12.37)	2.11	2.08		2.08		0.58		3,214	91
05-31-07	16.98	(0	.01)•	4.58	4.57	0.02	1.54	—	1.56	—	19.99	27.21	1.97	1.97		1.95		(0.02)		4,942	57
05-31-06	15.28	0	.11(a)	3.09	3.20	0.37	1.13	—	1.50	—	16.98	21.69	1.95	1.95		1.91		0	.61(a)	3,124	51
Class I
11-30-10	12.73	0.11		1.11	1.22	0.16	—	—	0.16	—	13.79	9.74	0.86	0	.90†	0	.90†	1	.57†	450,297	28
05-31-10	8.13	0.26		4.71	4.97	0.25	—	0.12	0.37	—	12.73	62.54	0.90	0	.90†	0	.90†	2	.43†	399,788	51
05-31-09	15.84	0	.32•	(7.61)	(7.29)	0.28	—	0.14	0.42	—	8.13	(46.44)	0.92	0	.91†	0	.91†	3	.25†	316,925	105
05-31-08	20.35	0	.25•	(2.73)	(2.48)	0.24	1.67	0.12	2.03	—	15.84	(11.35)	1.04	1.01		1.01		1.49		337,455	91
05-31-07	17.25	0	.21•	4.64	4.85	0.21	1.54	—	1.75	—	20.35	28.55	0.90	0.90		0.87		1.07		168,125	57
05-31-06	15.49	0	.28•(a)	3.14	3.42	0.53	1.13	—	1.66	—	17.25	22.98	0.92	0.92		0.88		1	.68(a)	144,907	51
Class O
11-30-10	11.89	0.08		1.05	1.13	0.14	—	—	0.14	—	12.88	9.64	1.19	1	.23†	1	.23†	1	.23†	30,056	28
05-31-10	7.61	0.20		4.42	4.62	0.22	—	0.12	0.34	—	11.89	62.05	1.25	1	.25†	1	.25†	2	.04†	28,574	51
05-31-09	14.86	0.25		(7.12)	(6.87)	0.24	—	0.14	0.38	—	7.61	(46.66)	1.35	1	.34†	1	.34†	2	.54†	17,709	105
05-31-08	19.24	0	.21•	(2.61)	(2.40)	0.19	1.67	0.12	1.98	—	14.86	(11.64)	1.35	1.32		1.32		1.36		35,182	91
05-31-07	16.40	0	.14•	4.41	4.55	0.17	1.54	—	1.71	—	19.24	28.15	1.22	1.22		1.20		0.73		53,140	57
05-31-06	14.81	0	.21(a)	3.00	3.21	0.49	1.13	—	1.62	—	16.40	22.60	1.16	1.16		1.13		1	.36(a)	28,720	51
Class W
11-30-10	14.19	0	.11•	1.27	1.38	0.16	—	—	0.16	—	15.41	9.81	0.94	0	.98†	0	.98†	1	.47†	16,553	28
05-31-10	9.03	0.24		5.29	5.53	0.25	—	0.12	0.37	—	14.19	62.45	1.00	1	.00†	1	.00†	2	.02†	8,628	51
05-31-09	17.52	0	.38•	(8.45)	(8.07)	0.28	—	0.14	0.42	—	9.03	(46.47)	0.92	0	.91†	0	.91†	3	.97†	826	105
12-17-07(4)–05-31-08	15.96	0	.10•	1.74	1.84	0.17	0.06	0.05	0.28	—	17.52	11.65	1.04	1.01		1.01		1.34		69	91

ING Equity Dividend Fund
Class A
11-30-10	8.53	0.10		0.62	0.72	0.07	—	—	0.07	—	9.18	8.51	1.18	1	.15†	1	.15†	2	.27†	8,524	22
05-31-10	7.00	0.16		1.52	1.68	0.15	—	—	0.15	—	8.53	24.22	2.12	1	.25†	1	.25†	1	.94†	6,788	113
05-31-09	9.63	0.21		(2.62)	(2.41)	0.22	—	—	0.22	—	7.00	(25.15)	4.09	1	.25†	1	.25†	3	.08†	5,580	108
12-18-07(4)–05-31-08	10.00	0.11		(0.40)	(0.29)	0.08	—	—	0.08	—	9.63	(2.94)	3.52	1	.25†	1	.25†	2	.57†	4,848	32

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																		Supplemental
		operations				Less distributions							Ratios to average net assets							Data
	Net			Net							Net
	asset			realized	Total						asset		Expenses	Expenses, net of		Expenses, net of				Net assets,
	value,	Net		and	from	From net					value,		before	fee waivers		all		Net investment		end
	beginning	investment		unrealized	investment	investment	From net	From return of	Total	Payments from distribution	end of	Total	reductions/	and/or recoupments,		reductions/		income		of year or	Portfolio
	of year or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	settlement/affiliate	year or period	Return(1)	additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	Turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)

ING Equity Dividend Fund (continued)
Class B
11-30-10	8.51	0.06		0.62	0.68	0.04	—	—	0.04	—	9.15	8.01	1.93	1	.90†	1	.90†	1	.52†	278	22
05-31-10	6.99	0.09		1.53	1.62	0.10	—	—	0.10	—	8.51	23.31	2.87	2	.00†	2	.00†	1	.16†	219	113
05-31-09	9.61	0	.16•	(2.60)	(2.44)	0.18	—	—	0.18	—	6.99	(25.54)	4.84	2	.00†	2	.00†	2	.47†	98	108
02-20-08(4)–05-31-08	9.37	0.07		0.23	0.30	0.06	—	—	0.06	—	9.61	3.21	4.27	2	.00†	2	.00†	2	.17†	9	32
Class C
11-30-10	8.54	0.06		0.62	0.68	0.04	—	—	0.04	—	9.18	7.98	1.93	1	.90†	1	.90†	1	.52†	1,457	22
05-31-10	7.01	0.10		1.53	1.63	0.10	—	—	0.10	—	8.54	23.32	2.87	2	.00†	2	.00†	1	.19†	1,201	113
05-31-09	9.62	0	.14•	(2.57)	(2.43)	0.18	—	—	0.18	—	7.01	(25.33)	4.84	2	.00†	2	.00†	2	.20†	935	108
02-19-08(4)–05-31-08	9.30	0	.05•	0.33	0.38	0.06	—	—	0.06	—	9.62	4.09	4.27	2	.00†	2	.00†	1	.39†	9	32
Class I
11-30-10	8.95	0	.12•	0.63	0.75	0.08	—	—	0.08	—	9.62	8.48	0.89	0	.86†	0	.86†	2	.64†	87,513	22
03-31-10(4)–05-31-10	9.46	0.04		(0.51)	(0.47)	0.04	—	—	0.04	—	8.95	(4.99)	1.84	0	.97†	0	.97†	2	.18†	44	113
Class W
11-30-10	8.93	0.11		0.64	0.75	0.08	—	—	0.08	—	9.60	8.49	0.93	0	.90†	0	.90†	2	.49†	4	22
05-31-10	7.50	0.17		1.43	1.60	0.17	—	—	0.17	—	8.93	21.48	1.84	0	.97†	0	.97†	2	.20†	4	113

ING Growth Opportunities Fund
Class A
11-30-10	17.47	0.04		2.47	2.51	—	—	—	—	—	19.98	14.37	1.73	1	.35†	1	.35†	0	.46†	39,855	47
05-31-10	14.08	(0.05)		3.44	3.39	—	—	—	—	—	17.47	24.08	1.68	1	.35†	1	.35†	(0	.26)†	37,356	143
05-31-09	22.32	(0.04)		(8.20)	(8.24)	—	—	—	—	—	14.08	(36.92)	1.74	1	.43†	1	.42†	(0	.20)†	35,676	166
05-31-08	21.63	0.03		0.66	0.69	—	—	—	—	—	22.32	3.19	1.56	1.45		1.45		0.14		70,047	100
05-31-07	18.64	(0	.11)•	3.10	2.99	—	—	—	—	—	21.63	16.04	1.48	1.45		1.44		(0.57)		73,556	84
05-31-06	17.88	(0	.10)•	0.86	0.76	—	—	—	—	—	18.64	4.25	1.43	1.45		1.44		(0.55)		95,300	99
Class B
11-30-10	16.39	(0.02)		2.31	2.29	—	—	—	—	—	18.68	13.97	2.38	2	.00†	2	.00†	(0	.21)†	7,963	47
05-31-10	13.30	(0	.14)•	3.23	3.09	—	—	—	—	—	16.39	23.23	2.33	2	.00†	2	.00†	(0	.92)†	9,956	143
05-31-09	21.22	(0	.14)•	(7.78)	(7.92)	—	—	—	—	—	13.30	(37.32)	2.37	2	.08†	2	.07†	(0	.91)†	14,383	166
05-31-08	20.70	(0	.11)•	0.63	0.52	—	—	—	—	—	21.22	2.51	2.21	2.10		2.10		(0.52)		41,957	100
05-31-07	17.95	(0	.23)•	2.98	2.75	—	—	—	—	—	20.70	15.32	2.13	2.10		2.09		(1.22)		64,120	84
05-31-06	17.33	(0	.22)•	0.84	0.62	—	—	—	—	—	17.95	3.58	2.08	2.10		2.09		(1.20)		83,019	99
Class C
11-30-10	16.34	(0.02)		2.31	2.29	—	—	—	—	—	18.63	14.01	2.38	2	.00†	2	.00†	(0	.19)†	15,372	47
05-31-10	13.26	(0	.14)•	3.22	3.08	—	—	—	—	—	16.34	23.23	2.33	2	.00†	2	.00†	(0	.91)†	14,777	143
05-31-09	21.15	(0.14)		(7.75)	(7.89)	—	—	—	—	—	13.26	(37.30)	2.39	2	.08†	2	.07†	(0	.85)†	15,257	166
05-31-08	20.63	(0.11)		0.63	0.52	—	—	—	—	—	21.15	2.52	2.21	2.10		2.10		(0.51)		30,435	100
05-31-07	17.90	(0	.22)•	2.95	2.73	—	—	—	—	—	20.63	15.25	2.13	2.10		2.09		(1.22)		34,843	84
05-31-06	17.27	(0	.22)•	0.85	0.63	—	—	—	—	—	17.90	3.65	2.08	2.10		2.09		(1.20)		43,089	99
Class I
11-30-10	18.44	0.07		2.61	2.68	—	—	—	—	—	21.12	14.53	1.13	1	.00†	1	.00†	0	.77†	6,364	47
05-31-10	14.82	0.02		3.60	3.62	—	—	—	—	—	18.44	24.43	1.09	1	.00†	1	.00†	0	.08†	5,422	143
05-31-09	23.38	0.05		(8.61)	(8.56)	—	—	—	—	—	14.82	(36.61)	1.19	0	.98†	0	.97†	0	.29†	11,349	166
05-31-08	22.56	0	.02•	0.80	0.82	—	—	—	—	—	23.38	3.63	1.10	0.99		0.99		0.07		19,048	100
05-31-07	19.35	(0.01)		3.22	3.21	—	—	—	—	—	22.56	16.59	1.01	0.98		0.96		(0.09)		79,265	84
05-31-06	18.47	(0	.01)•	0.89	0.88	—	—	—	—	—	19.35	4.76	0.97	0.98		0.98		(0.05)		66,319	99
Class W
11-30-10	18.19	0	.06•	2.50	2.56	—	—	—	—	—	20.75	14.07	1.38	1	.00†	1	.00†	0	.66†	915	47
11-23-09(4)–5-31-10	14.57	0.08		3.54	3.62	—	—	—	—	—	18.19	24.85	1.29	0	.69†	0	.69†	0	.40†	269	143

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																				Supplemental
		operations				Less distributions									Ratios to average net assets							Data
	Net			Net								Net
	asset			realized	Total							asset			Expenses	Expenses, net of		Expenses, net of				Net assets,
	value,	Net		and	from	From net						value,			before	fee waivers		all		Net investment		end
	beginning	investment		unrealized	investment	investment	From net	From return of	Total	Payments from distribution		end of	Total		reductions/	and/or recoupments,		reductions/		income		of year or	Portfolio
	of year or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	settlement/affiliate		year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	Turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)

ING MidCap Opportunities Fund
Class A
11-30-10	15.25	0.02		2.56	2.58	—	—	—	—	—		17.83	16.92		1.46	1	.35†	1	.35†	0	.25†	191,613	46
05-31-10	11.35	(0.06)		3.90	3.84	—	—	—	—	0.06		15.25	34	.36(c)	1.55	1	.35†	1	.35†	(0	.40)†	140,802	117
05-31-09	16.65	(0	.05)•	(5.13)	(5.18)	—	0.12	—	0.12	0	.00*	11.35	(31	.05)(b)	1.73	1	.35†	1	.35†	(0	.41)†	112,412	201
05-31-08	17.88	(0	.11)•	1.38	1.27	—	2.50	—	2.50	—		16.65	7.41		1.75	1	.29†	1	.29†	(0	.66)†	133,765	187
05-31-07	15.18	(0.11)		2.90	2.79	—	0.09	—	0.09	—		17.88	18.49		1.84	1.25		1.25		(0.66)		117,178	167
05-31-06	13.01	(0	.13)•	2.30	2.17	—	—	—	—	—		15.18	16.68		1.82	1.39		1.39		(0.90)		122,820	103
Class B
11-30-10	13.84	(0.05)		2.34	2.29	—	—	—	—	—		16.13	16.55		2.21	2	.10†	2	.10†	(0	.57)†	12,174	46
05-31-10	10.38	(0	.15)•	3.55	3.40	—	—	—	—	0.06		13.84	33	.33(c)	2.30	2	.10†	2	.10†	(1	.20)†	13,644	117
05-31-09	15.36	(0	.14)•	(4.72)	(4.86)	—	0.12	—	0.12	0	.00*	10.38	(31	.58)(b)	2.43	2	.10†	2	.10†	(1	.23)†	17,546	201
05-31-08	16.79	(0	.23)•	1.30	1.07	—	2.50	—	2.50	—		15.36	6.64		2.45	2	.04†	2	.04†	(1	.44)†	53,959	187
05-31-07	14.37	(0	.21)•	2.72	2.51	—	0.09	—	0.09	—		16.79	17.58		2.54	2.00		2.00		(1.41)		86,240	167
05-31-06	12.41	(0	.23)•	2.19	1.96	—	—	—	—	—		14.37	15.79		2.52	2.15		2.15		(1.66)		107,722	103
Class C
11-30-10	13.76	(0.04)		2.32	2.28	—	—	—	—	—		16.04	16.57		2.21	2	.10†	2	.10†	(0	.53)†	62,919	46
05-31-10	10.33	(0	.14)•	3.51	3.37	—	—	—	—	0.06		13.76	33	.20(c)	2.30	2	.10†	2	.10†	(1	.16)†	53,098	117
05-31-09	15.27	(0.14)		(4.68)	(4.82)	—	0.12	—	0.12	0	.00*	10.33	(31	.50)(b)	2.43	2	.10†	2	.10†	(1	.19)†	43,922	201
05-31-08	16.71	(0.23)		1.29	1.06	—	2.50	—	2.50	—		15.27	6.62		2.45	2	.04†	2	.04†	(1	.42)†	72,012	187
05-31-07	14.30	(0	.20)•	2.70	2.50	—	0.09	—	0.09	—		16.71	17.60		2.54	2.00		2.00		(1.41)		80,703	167
05-31-06	12.35	(0	.23)•	2.18	1.95	—	—	—	—	—		14.30	15.79		2.52	2.15		2.15		(1.66)		90,156	103
Class I
11-30-10	16.09	0.05		2.73	2.78	—	—	—	—	—		18.87	17.28		0.98	0	.87†	0	.87†	0	.74†	38,526	46
05-31-10	11.94	0.01		4.07	4.08	—	—	—	—	0.07		16.09	34	.76(c)	1.20	1	.00†	1	.00†	0	.05†	25,803	117
05-31-09	17.42	0	.02•	(5.38)	(5.36)	—	0.12	—	0.12	0	.00*	11.94	(30	.71)(b)	1.18	0	.85†	0	.85†	0	.13†	8,475	201
05-31-08	18.51	(0.03)		1.44	1.41	—	2.50	—	2.50	—		17.42	7.94		1.26	0	.85†	0	.85†	(0	.21)†	6,608	187
05-31-07	15.64	(0.03)		2.99	2.96	—	0.09	—	0.09	—		18.51	19.03		1.33	0.79		0.79		(0.20)		4,253	167
05-31-06	13.35	(0.07)		2.36	2.29	—	—	—	—	—		15.64	17.15		1.34	0.97		0.97		(0.48)		3,376	103
Class O
11-30-10	15.21	0.02		2.56	2.58	—	—	—	—	—		17.79	16.96		1.46	1	.35†	1	.35†	0	.21†	37,789	46
05-31-10	11.32	(0.06)		3.89	3.83	—	—	—	—	0.06		15.21	34	.36(c)	1.55	1	.35†	1	.35†	(0	.41)†	34,216	117
06-04-08(4)–05-31-09	16.47	0	.00*	(5.03)	(5.03)	—	0.12	—	0.12	0	.00*	11.32	(30	.48)(b)	1.68	1	.35†	1	.35†	0	.03†	28,177	201
Class W
11-30-10	16.09	0	.05•	2.70	2.75	—	—	—	—	—		18.84	17.09		1.21	1	.10†	1	.10†	0	.53†	18,835	46
06-01-09(4)–05-31-10	12.38	0.01		3.63	3.64	—	—	—	—	0.07		16.09	29	.97(c)	1.23	1	.03†	1	.03†	0	.16†	5,392	117

ING SmallCap Opportunities Fund
Class A
11-30-10	31.17	(0.13)		4.49	4.36	—	—	—	—	—		35.53	13.99		1.62	1	.50†	1	.50†	(0	.81)†	82,043	46
05-31-10	22.81	(0	.20)•	8.18	7.98	—	—	—	—	0.38		31.17	36	.65(d)	1.78	1	.50†	1	.50†	(0	.72)†	73,545	114
05-31-09	34.07	(0.16)		(11.10)	(11.26)	—	—	—	—	—		22.81	(33.05)		1.96	1	.50†	1	.50†	(0	.60)†	69,551	178
05-31-08	34.67	(0.13)		(0.47)	(0.60)	—	—	—	—	—		34.07	(1.73)		1.83	1	.50†	1	.50†	(0	.40)†	84,888	112
05-31-07	29.23	(0	.26)•	5.70	5.44	—	—	—	—	—		34.67	18.61		1.83	1.50		1.50		(0.86)		88,436	78
05-31-06	24.37	(0	.31)•	5.17	4.86	—	—	—	—	—		29.23	19.94		1.85	1.50		1.50		(1.13)		89,328	87

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																				Supplemental
		operations				Less distributions									Ratios to average net assets							Data
	Net			Net								Net
	asset			realized	Total							asset			Expenses	Expenses, net of		Expenses, net of				Net assets,
	value,	Net		and	from	From net						value,			before	fee waivers		all		Net investment		end
	beginning	investment		unrealized	investment	investment	From net	From return of	Total	Payments from distribution		end of	Total		reductions/	and/or recoupments,		reductions/		income		of year or	Portfolio
	of year or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	settlement/affiliate		year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	Turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)

ING SmallCap Opportunities Fund (continued)
Class B
11-30-10	27.48	(0	.22)•	3.95	3.73	—	—	—	—	—		31.21	13.57		2.37	2	.25†	2	.25†	(1	.55)†	2,891	46
05-31-10	20.27	(0	.41)•	7.28	6.87	—	—	—	—	0.34		27.48	35	.57(d)	2.53	2	.25†	2	.25†	(1	.66)†	3,434	114
05-31-09	30.50	(0	.31)•	(9.92)	(10.23)	—	—	—	—	—		20.27	(33.54)		2.66	2	.25†	2	.25†	(1	.38)†	4,879	178
05-31-08	31.27	(0	.33)•	(0.44)	(0.77)	—	—	—	—	—		30.50	(2.46)		2.53	2	.25†	2	.25†	(1	.10)†	12,750	112
05-31-07	26.57	(0	.44)•	5.14	4.70	—	—	—	—	—		31.27	17.69		2.53	2.25		2.25		(1.61)		25,219	78
05-31-06	22.32	(0	.47)•	4.72	4.25	—	—	—	—	—		26.57	19.04		2.55	2.25		2.25		(1.88)		30,678	87
Class C
11-30-10	27.43	(0.22)		3.94	3.72	—	—	—	—	—		31.15	13.56		2.37	2	.25†	2	.25†	(1	.56)†	21,999	46
05-31-10	20.22	(0	.36)•	7.23	6.87	—	—	—	—	0.34		27.43	35	.66(d)	2.53	2	.25†	2	.25†	(1	.44)†	20,356	114
05-31-09	30.43	(0.33)		(9.88)	(10.21)	—	—	—	—	—		20.22	(33.55)		2.66	2	.25†	2	.25†	(1	.35)†	16,536	178
05-31-08	31.21	(0.37)		(0.41)	(0.78)	—	—	—	—	—		30.43	(2.50)		2.53	2	.25†	2	.25†	(1	.14)†	28,896	112
05-31-07	26.51	(0	.44)•	5.14	4.70	—	—	—	—	—		31.21	17.73		2.53	2.25		2.25		(1.61)		34,951	78
05-31-06	22.27	(0	.47)•	4.71	4.24	—	—	—	—	—		26.51	19.04		2.55	2.25		2.25		(1.88)		39,174	87
Class I
11-30-10	32.40	(0.05)		4.67	4.62	—	—	—	—	—		37.02	14.26		1.17	1	.05†	1	.05†	(0	.36)†	13,338	46
05-31-10	23.59	(0.04)		8.45	8.41	—	—	—	—	0.40		32.40	37	.35(d)	1.29	1	.01†	1	.01†	(0	.15)†	7,423	114
05-31-09	35.05	(0.03)		(11.43)	(11.46)	—	—	—	—	—		23.59	(32.70)		1.42	1	.01†	1	.01†	(0	.10)†	5,226	178
05-31-08	35.51	0	.00*	(0.46)	(0.46)	—	—	—	—	—		35.05	(1.30)		1.34	1	.06†	1	.06†	0	.00*,†	7,198	112
05-31-07	29.82	(0	.13)•	5.82	5.69	—	—	—	—	—		35.51	19.08		1.34	1.06		1.06		(0.42)		4,186	78
05-31-06	24.73	(0	.18)•	5.27	5.09	—	—	—	—	—		29.82	20.58		1.34	1.04		1.04		(0.65)		2,727	87
Class W
11-30-10	32.29	(0.09)		4.65	4.56	—	—	—	—	—		36.85	14.12		1.37	1	.25†	1	.25†	(0	.56)†	612	46
05-31-10	23.54	(0	.14)•	8.49	8.35	—	—	—	—	0.40		32.29	37	.17(d)	1.40	1	.12†	1	.12†	(0	.50)†	549	114
05-31-09	34.99	0	.05•	(11.50)	(11.45)	—	—	—	—	—		23.54	(32.72)		1.42	1	.01†	1	.01†	0	.24†	530	178
12-17-07(4)–05-31-08	33.51	(0.06)		1.54	1.48	—	—	—	—	—		34.99	4.42		1.31	1	.03†	1	.03†	(0	.42)†	1	112

ING Value Choice Fund
Class A
11-30-10	14.65	0	.02•	2.21	2.23	—	—	—	—	—		16.88	15.22		1.50	1	.40†	1	.39†	0	.26†	468,450	18
05-31-10	11.81	0.11		2.86	2.97	0.13	—	—	0.13	—		14.65	25.16		1.54	1	.40†	1	.39†	0	.82†	339,448	58
05-31-09	14.78	0.12		(2.72)	(2.60)	0.11	0.26	—	0.37	0	.00*	11.81	(17	.53)(b)	1.66	1	.40†	1	.39†	1	.15†	249,120	71
05-31-08	16.01	0.08		(0.30)	(0.22)	0.05	0.96	—	1.01	—		14.78	(1.32)		1.65	1.44		1.43		0.59		233,062	74
05-31-07	13.43	0	.13•	3.13	3.26	0.09	0.59	—	0.68	—		16.01	24.60		1.59	1.50		1.49		0.90		216,598	35
05-31-06	9.97	0	.10•	3.51	3.61	0.04	0.11	—	0.15	—		13.43	36.48		1.86	1.51		1.50		0.84		39,931	27
Class B
11-30-10	14.50	(0	.04)•	2.18	2.14	—	—	—	—	—		16.64	14.76		2.25	2	.15†	2	.14†	(0	.50)†	24,403	18
05-31-10	11.70	0.01		2.83	2.84	0.04	—	—	0.04	—		14.50	24.24		2.29	2	.15†	2	.14†	0	.06†	26,706	58
05-31-09	14.60	0	.04•	(2.68)	(2.64)	—	0.26	—	0.26	0	.00*	11.70	(18	.14)(b)	2.41	2	.15†	2	.14†	0	.38†	25,423	71
05-31-08	15.89	(0.03)		(0.30)	(0.33)	—	0.96	—	0.96	—		14.60	(2.06)		2.40	2.19		2.18		(0.19)		35,145	74
05-31-07	13.35	0	.03•	3.10	3.13	—	0.59	—	0.59	—		15.89	23.69		2.34	2.25		2.24		0.18		45,163	35
05-31-06	9.95	0	.00•,*	3.52	3.52	0.01	0.11	—	0.12	—		13.35	35.54		2.61	2.26		2.25		0.05		6,538	27
Class C
11-30-10	14.47	(0	.04)•	2.18	2.14	—	—	—	—	—		16.61	14.79		2.25	2	.15†	2	.14†	(0	.49)†	159,579	18
05-31-10	11.69	0	.00*	2.83	2.83	0.05	—	—	0.05	—		14.47	24.22		2.29	2	.15†	2	.14†	0	.09†	109,640	58
05-31-09	14.59	0.04		(2.68)	(2.64)	—	0.26	—	0.26	0	.00*	11.69	(18	.15)(b)	2.41	2	.15†	2	.14†	0	.40†	71,049	71
05-31-08	15.88	(0.03)		(0.30)	(0.33)	—	0.96	—	0.96	—		14.59	(2.06)		2.40	2.19		2.18		(0.18)		80,729	74
05-31-07	13.34	0	.02•	3.11	3.13	—	0.59	—	0.59	—		15.88	23.71		2.34	2.25		2.24		0.15		87,992	35
05-31-06	9.94	0	.01•	3.51	3.52	0.01	0.11	—	0.12	—		13.34	35.62		2.61	2.26		2.25		0.05		21,549	27

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (Unaudited) (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																				Supplemental
		operations				Less distributions									Ratios to average net assets							Data
	Net			Net								Net
	asset			realized	Total							asset			Expenses	Expenses, net of		Expenses, net of				Net assets,
	value,	Net		and	from	From net						value,			before	fee waivers		all		Net investment		end
	beginning	investment		unrealized	investment	investment	From net	From return of	Total	Payments from distribution		end of	Total		reductions/	and/or recoupments,		reductions/		income		of year or	Portfolio
	of year or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	settlement/affiliate		year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	Turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)

ING Value Choice Fund (continued)
Class I
11-30-10	14.77	0	.04•	2.23	2.27	—	—	—	—	—		17.04	15.37		1.16	1	.15†	1	.14†	0	.50†	81,509	18
05-31-10	11.90	0.14		2.89	3.03	0.16	—	—	0.16	—		14.77	25.49		1.15	1	.15†	1	.14†	1	.18†	35,653	58
05-31-09	14.91	0.16		(2.75)	(2.59)	0.16	0.26	—	0.42	0	.00*	11.90	(17	.28)(b)	1.23	1	.15†	1	.14†	1	.54†	6,113	71
05-31-08	16.12	0	.18•	(0.35)	(0.17)	0.08	0.96	—	1.04	—		14.91	(1.03)		1.28	1.07		1.06		1.18		3,824	74
05-31-07	13.43	0	.30•	3.02	3.32	0.04	0.59	—	0.63	—		16.12	24.99		1.27	1.18		1.17		2.00		758	35
09-15-05(4)–05-31-06	11.18	0	.14•	2.28	2.42	0.06	0.11	—	0.17	—		13.43	21.87		2.11	1.63		1.61		1.58		6	27
Class O
11-30-10	14.58	0	.02•	2.19	2.21	—	—	—	—	—		16.79	15.16		1.50	1	.40†	1	.39†	0	.27†	5,162	18
05-31-10	11.75	0.10		2.87	2.97	0.14	—	—	0.14	—		14.58	25.29		1.54	1	.40†	1	.39†	0	.88†	3,715	58
06-04-08(4)–05-31-09	14.63	0	.14•	(2.61)	(2.47)	0.15	0.26	—	0.41	0	.00*	11.75	(16	.78)(b)	1.66	1	.40†	1	.39†	1	.49†	1,388	71
Class W
11-30-10	15.86	0	.04•	2.38	2.42	—	—	—	—	—		18.28	15.26		1.25	1	.15†	1	.14†	0	.51†	52,856	18
05-31-10	12.76	0.13		3.13	3.26	0.16	—	—	0.16	—		15.86	25.56		1.23	1	.15†	1	.14†	1	.10†	35,876	58
05-31-09	15.94	0	.18•	(2.94)	(2.76)	0.16	0.26	—	0.42	0	.00*	12.76	(17	.25)(b)	1.23	1	.15†	1	.14†	1	.58†	15,750	71
12-17-07(4)–05-31-08	15.70	0.07		0.17	0.24	—	—	—	—	—		15.94	1.53		1.28	1.07		1.06		1.32		2,655	74

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

*	Amount is more than $(0.005) or (0.005)% or less than $0.005 or 0.005%.

•	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

(a)	Effective June 1, 2005, ING Real Estate Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, $0.25, $0.26, $0.26, and $0.25, increase net realized and unrealized gain on investments per share by $0.25, $0.25, $0.26, $0.26, and $0.25, and decrease the ratio of net investment income to average net assets from 2.91% to 1.36%, 2.16% to 0.61%, 2.16% to 0.61%, 3.23% to 1.68%, and 2.91% to 1.36%, for Class A, Class B, Class C, Class I, and Class O, respectively.

(b)	There was no impact on total return by the affiliate payment.

(c)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2010, MidCap Opportunities total return would have been 33.81%, 32.78%, 32.65%, 34.20%, 33.81% and 29.43% for Classes A, B, C, I, O and W, respectively.

(d)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2010, SmallCap Opportunities total return would have been 34.98%, 33.91%, 33.99%, 35.66% and 35.49% for Classes A, B, C, I and W, respectively.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of November 30, 2010 (Unaudited)

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are a series of ING Equity Trust (“IET” or the “Trust”), which is organized as an open-end investment management company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IET is a Massachusetts business trust organized on June 12, 1998 with six separate active series, which are discussed in this report: Real Estate, Equity Dividend, Growth Opportunities, MidCap Opportunities, SmallCap Opportunities, and Value Choice, (each, the “Fund” and collectively, the “Funds”). The investment objective of each Fund is described in the Fund’s prospectus.

Each Fund offers at least four of the following classes of shares: Class A, Class B, Class C, Class I, Class O, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees.

Class B shares of the Funds are closed to new investment, provided that: (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B Shares of the Funds; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation

NOTES TO FINANCIAL STATEMENTS as of November 30, 2010 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

procedures of the Funds (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the valuation procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the a value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table

NOTES TO FINANCIAL STATEMENTS as of November 30, 2010 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolios of Investments.

For the six months ended November 30, 2010, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends, if any, as follows:

Annually	Quarterly

Growth Opportunities	Real Estate
MidCap Opportunities	Equity Dividend
SmallCap Opportunities
Value Choice

NOTES TO FINANCIAL STATEMENTS as of November 30, 2010 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Each Fund distributes capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

G. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

I. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

J. Indemnifications. In the normal course of business, IET may enter into contracts that provide certain indemnifications. IET’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended November 30, 2010, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales

Real Estate	$188,261,775	$163,852,807
Equity Dividend	93,814,028	12,152,909
Growth Opportunities	30,986,424	36,962,796
MidCap Opportunities	175,925,743	135,925,994
SmallCap Opportunities	48,301,161	48,397,407
Value Choice	183,715,278	100,692,979

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into investment management agreements (“Management Agreements”) with ING Investments, LLC (“ING Investments” or the “Investment Adviser”). The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percent of
Average Daily Net Assets

Real Estate	0.70%

Equity Dividend	0.65%

NOTES TO FINANCIAL STATEMENTS as of November 30, 2010 (Unaudited) (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

As a Percent of
Average Daily Net Assets

Growth Opportunities	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion

MidCap Opportunities	0.75%

SmallCap Opportunities	0.90% on first $250 million; 0.80% on next $250 million; and 0.75% in excess of $500 million

Value Choice	0.90%

ING Investment Management Co. (“ING IM”), a registered investment adviser, serves as Sub-Adviser to, Equity Dividend, Growth Opportunities, MidCap Opportunities, and SmallCap Opportunities pursuant to sub-advisory agreements between the Investment Adviser and ING IM.

ING Clarion Real Estate Securities LLC (“ING CRES”), a registered investment adviser, is the Sub-Adviser to Real Estate pursuant to a sub-advisory agreement between the Investment Adviser and ING CRES.

Tradewinds Global Investors, LLC (“Tradewinds”), a registered investment adviser, serves as Sub-Adviser to Value Choice pursuant to a sub-advisory agreement between the Investment Adviser and Tradewinds.

ING Funds Services, LLC (the “Administrator” or “IFS”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

The Investment Adviser, ING IM, ING CRES, IFS and the ING Investments Distributor, LLC (“IID” or the Distributor”) are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Fund and potential termination of the Fund’s existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

During the period, ING Funds were permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the six months ended November 30, 2010, the following Funds waived such management fees which are not subject to recoupment:

Fund	Amount

Real Estate	$3,984
Equity Dividend	1,460
Growth Opportunities	316
MidCap Opportunities	2,106
SmallCap Opportunities	814
Value Choice	36,621

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I and Class W) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

		Classes B
	Class A	and C	Class O

Real Estate	0.25%	1.00%	0.25%
Equity Dividend	0.25%	1.00%	n/a
Growth Opportunities(1)	0.35%	1.00%	n/a
MidCap Opportunities	0.25%	1.00%	0.25%
SmallCap Opportunities	0.25%	1.00%	n/a
Value Choice(2)	0.25%	1.00%	0.25%

(1)	ING Funds Distributor, LLC has contractually agreed to waive up to 0.25% of the distribution and/or service fees payable to it for Class A, Class B and Class C shares of Growth Opportunities.

(2)	ING Funds Distributor, LLC has contractually agreed to waive up to 0.25% of the distribution and/or service fees for Class A, Class B, Class C and Class O shares of Value Choice.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2010 (Unaudited) (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

The Distributor also retains the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the six months ended November 30, 2010, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges:	Shares	Shares

Real Estate	$8,665	N/A
Equity Dividend	2,916	N/A
Growth Opportunities	2,381	N/A
MidCap Opportunities	14,558	N/A
SmallCap Opportunities	2,183	N/A
Value Choice	117,389	N/A

Contingent Deferred	Class A	Class C
Sales Charges:	Shares	Shares

Real Estate	$3,316	$431
Equity Dividend	29	3
Growth Opportunities	—	1,004
MidCap Opportunities	56	524
SmallCap Opportunities	52	9
Value Choice	166	4,683

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Investment Adviser may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

At November 30, 2010, the Funds had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
	Management	Administrative	Distribution
Fund	Fees	Fees	Fees	Total

Real Estate	$369,736	$52,922	$40,894	$463,552
Equity Dividend	52,958	8,180	3,202	64,340
Growth Opportunities	44,221	5,903	18,620	68,744
MidCap Opportunities	217,474	29,050	107,100	353,624
SmallCap Opportunities	87,568	9,748	37,133	134,449
Value Choice	581,113	63,690	208,357	853,160

At November 30, 2010, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

Subsidiary	Fund	Percentage

ING Life Insurance and Annuity Company	Real Estate	13.01%
ING National Trust	Real Estate	8.80%
ING Solution 2025 Portfolio	Equity Dividend	30.13%
ING Solution 2035 Portfolio	Equity Dividend	35.59%
ING Solution 2045 Portfolio	Equity Dividend	22.63%
Reliance Trust Company	Growth Opportunities	7.84%
	SmallCap Opportunities	5.31%
ShareBuilder Securities Corp.	Midcap Opportunities	9.84%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Funds.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

For the following Funds, the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class	Class	Class	Class	Class	Class
	A	B	C	I	O	W

Real Estate	1.45%	2.20%	2.20%	1.00%	1.45%	1.20%
Equity Dividend	1.25%	2.00%	2.00%	1.00% (1)	n/a	1.00%
Growth Opportunities(2)	1.40%	2.05%	2.05%	1.05%	n/a	1.05%
MidCap Opportunities(3)	1.75%	2.45%	2.45%	1.45%	1.70%	1.50%
Value Choice	1.40%	2.15%	2.15%	1.15%	1.40%	1.15%

(1)	Effective September 30, 2010, pursuant to a side agreement, ING Investments further lowered the expense limit for Class I of Equity Dividend to 0.80%. There is not guarantee that this side agreement will continue after October 1, 2011. The side agreement will only renew if ING Investments elects to renew it.

(2)	Pursuant to a side agreement, ING Investments has lowered the expense limits for Growth Opportunities.

	Class A	Class B	Class C	Class I	Class W

Growth Opportunities	1.35%	2.00%	2.00%	1.00%	1.00%

If ING Investments elects not to renew the side agreement, the expense limits for Growth Opportunities will revert to the limits

NOTES TO FINANCIAL STATEMENTS as of November 30, 2010 (Unaudited) (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

listed in the table above. There is no guarantee that this side agreement will continue after October 1, 2011. The side agreement will only renew if ING Investments elects to renew it.

(3)	Prior to September 30, 2010, pursuant to a side agreement, ING Investments had lowered the expense limits for MidCap Opportunities. Prior to September 30, 2010, pursuant to a side agreement, ING Investments had implemented expense limits for SmallCap Opportunities. The expense limits for these Funds were as follows:

	Class A	Class B	Class C	Class I	Class O	Class W

MidCap Opportunities	1.35%	2.10%	2.10%	1.10%	1.35%	1.10%
SmallCap Opportunities	1.50%	2.25%	2.25%	1.25%	N/A	1.25%

Effective September 30, 2010, pursuant to a side agreement, ING Investments lowered the expense limits for MidCap Opportunities. Effective September 30, 2010, pursuant to a side agreement, ING Investments has implemented expense limits for SmallCap Opportunities. The expense limits for these Funds are as follows:

	Class A	Class B	Class C	Class I	Class O	Class W

MidCap Opportunities	1.35%	2.10%	2.10%	0.91%	1.35%	1.10%
SmallCap Opportunities	1.50%	2.25%	2.25%	1.10%	N/A	1.25%

If ING Investments elects not to renew the side agreement, the expense limits for MidCap Opportunities will revert to the limits listed in the table above. For SmallCap Opportunities, the Fund will no longer have an expense limitation. There is no guarantee that these side agreements will continue after October 1, 2011. The side agreements will only renew if ING Investments elects to renew them. Any fees waived pursuant to the side agreements shall not be eligible for recoupment.

The Investment Adviser may at a later date recoup from a Fund management fees waived and certain other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Some of the fees waived are not eligible for recoupment. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

At November 30, 2010, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	November 30,
	2011	2012	2013	Total

Equity Dividend	$149,602	$72,779	$37,993	$260,374
Growth Opportunities	315,850	173,855	50,021	539,726
SmallCap Opportunities	—	—	64,562	64,562
Value Choice	270,721	177,644	2,171	450,536

In addition to the above waived or reimbursed fees, Equity Dividend, Growth Opportunities, and Value Choice had $5, $1,138, and $42,744, respectively, of Class I or Class W transfer agent fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser. The related expiration date is May 31, 2013.

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

Each of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the six months ended November 30, 2010:

		Approximate	Approximate
		Average	Weighted
		Daily	Average
		Balance For	Interest Rate
	Days	Days	For Days
Fund	Utilized	Utilized	Utilized

Real Estate	2	$1,135,000	1.44%
Value Choice	4	690,000	1.43%

NOTES TO FINANCIAL STATEMENTS as of November 30, 2010 (Unaudited) (continued)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

					Net increase
		Reinvestment			(decrease)		Payments	Reinvestment			Net
	Shares	of	Shares	Shares	in shares	Shares	by affiliate	of	Shares	Shares	increase
	sold	distributions	redeemed	converted	outstanding	sold	(Note 14)	distributions	redeemed	converted	(decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Real Estate

Class A

11-30-10	2,315,474	109,653	(2,871,390)	—	(446,263)	28,681,107	—	1,302,035	(36,369,605)	—	(6,386,463)
05-31-10	3,933,976	253,834	(2,043,225)	—	2,144,585	41,984,649	—	2,356,294	(20,703,148)	—	23,637,795

Class B

11-30-10	6,233	938	(27,479)	—	(20,308)	80,002	—	11,116	(322,540)	—	(231,422)
05-31-10	10,677	4,406	(55,165)	—	(40,082)	117,074	—	40,141	(539,973)	—	(382,758)

Class C

11-30-10	185,136	3,366	(41,087)	—	147,415	2,376,005	—	41,832	(527,937)	—	1,889,900
05-31-10	204,422	9,197	(203,671)	—	9,948	2,237,395	—	89,393	(2,051,220)	—	275,568

Class I

11-30-10	4,884,948	131,381	(3,791,332)	—	1,224,997	66,105,694	—	1,663,329	(50,197,230)	—	17,571,793
05-31-10	7,724,168	400,818	(15,709,408)	—	(7,584,422)	78,222,739	—	3,866,250	(153,964,851)	—	(71,875,862)

Class Q(2)

11-30-10	—	—	—	—	—	—	—	—	—	—	—
05-31-10	—	—	(1)	(53)	(54)	—	—	(1)	(10)	(532)	(543)

Class O

11-30-10	200,097	1,141	(270,859)	—	(69,621)	2,481,084	—	13,471	(3,395,426)	—	(900,871)
05-31-10	553,549	3,858	(480,504)	—	76,903	5,600,396	—	35,474	(4,915,436)	—	720,434

Class W

11-30-10	540,513	1,275	(75,438)	—	466,350	7,948,986	—	18,669	(1,133,278)	—	6,834,377
05-31-10	579,844	1,601	(65,020)	45	516,470	7,140,250	—	16,785	(756,075)	532	6,401,492

Equity Dividend

Class A

11-30-10	184,723	1,523	(52,869)	—	133,377	1,640,332	—	13,076	(477,485)	—	1,175,923
05-31-10	100,413	2,557	(104,218)	—	(1,248)	843,790	—	20,029	(830,504)	—	33,315

Class B

11-30-10	6,448	120	(1,882)	—	4,686	58,011	—	1,014	(17,142)	—	41,883
05-31-10	18,752	270	(7,297)	—	11,725	144,760	—	2,174	(60,575)	—	86,359

Class C

11-30-10	22,154	318	(4,463)	—	18,009	196,323	—	2,694	(39,153)	—	159,864
05-31-10	20,486	695	(13,745)	—	7,436	169,062	—	5,523	(111,261)	—	63,324

Class I

11-30-10	9,208,154	33,161	(144,583)	—	9,096,732	83,438,267	—	315,692	(1,365,285)	—	82,388,674
03-31-10(1)–05-31-10	4,942	—	—	—	4,942	47,972	—	—	—	—	47,972

Class W

11-30-10	—	—	—	—	—	—	—	—	—	—	—
06-01-09(1)–05-31-10	400	—	—	—	400	2,993	—	—	—	—	2,993

Growth Opportunities

Class A

11-30-10	134,730	—	(278,782)	—	(144,052)	2,455,198	—	—	(5,106,870)	—	(2,651,672)
05-31-10	316,217	—	(710,933)	—	(394,716)	5,300,863	—	—	(12,062,290)	—	(6,761,427)

Class B

11-30-10	917	—	(182,331)	—	(181,414)	15,352	—	—	(3,100,139)	—	(3,084,787)
05-31-10	12,198	—	(486,103)	—	(473,905)	185,690	—	—	(7,624,834)	—	(7,439,144)

Class C

11-30-10	17,378	—	(96,578)	—	(79,200)	304,714	—	—	(1,662,322)	—	(1,357,608)
05-31-10	35,737	—	(281,888)	—	(246,151)	574,752	—	—	(4,324,897)	—	(3,750,145)

Class I

11-30-10	33,015	—	(25,650)	—	7,365	639,394	—	—	(476,196)	—	163,198
05-31-10	78,843	—	(550,540)	—	(471,697)	1,416,787	—	—	(8,939,687)	—	(7,522,900)

(1)	Commencement of operations.
(2)	Effective November 21, 2009, Class Q shareholders of Real Estate, Growth Opportunities, MidCap Opportunities and SmallCap Opportunities were converted to Class W shares of each respective Fund.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2010 (Unaudited) (continued)

NOTE 9 — CAPITAL SHARES (continued)

					Net increase
		Reinvestment			(decrease)		Payments	Reinvestment			Net
	Shares	of	Shares	Shares	in shares	Shares	by affiliate	of	Shares	Shares	increase
	sold	distributions	redeemed	converted	outstanding	sold	(Note 14)	distributions	redeemed	converted	(decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Growth Opportunities (continued)

Class Q(2)

11-30-10	—	—	—	—	—	—	—	—	—	—	—
05-31-10	—	—	(2,025)	(16,107)	(18,132)	—	—	—	(32,619)	(285,005)	(317,624)

Class W

11-30-10	31,270	—	(1,997)	—	29,273	614,983	—	—	(38,873)	—	576,110
05-31-10	—	—	(1,307)	16,107	14,800	—	—	—	(24,267)	285,005	260,738

MidCap Opportunities

Class A

11-30-10	2,382,993	—	(871,428)	—	1,511,565	39,957,536	—	—	(14,022,182)	—	25,935,354
05-31-10	1,265,496	—	(1,933,512)	—	(668,016)	17,380,329	584,599	—	(26,553,089)	—	(8,588,161)

Class B

11-30-10	6,924	—	(237,707)	—	(230,783)	101,203	—	—	(3,448,791)	—	(3,347,588)
05-31-10	55,016	—	(759,276)	—	(704,260)	656,935	61,711	—	(9,326,178)	—	(8,607,532)

Class C

11-30-10	387,435	—	(321,473)	—	65,962	5,879,877	—	—	(4,681,603)	—	1,198,274
05-31-10	144,771	—	(541,142)	—	(396,371)	1,870,079	221,767	—	(6,754,809)	—	(4,662,963)

Class I

11-30-10	867,022	—	(428,342)	—	438,680	14,784,929	—	—	(7,054,595)	—	7,730,334
05-31-10	1,288,081	—	(394,687)	—	893,394	18,704,976	96,753	—	(5,961,173)	—	12,840,556

Class Q(2)

11-30-10	—	—	—	—	—	—	—	—	—	—	—
05-31-10	166	—	(6,829)	(336,161)	(342,824)	2,190	—	—	(91,399)	(4,789,282)	(4,878,491)

Class O

11-30-10	77,790	—	(202,776)	—	(124,986)	1,260,191	—	—	(3,307,352)	—	(2,047,161)
05-31-10	208,869	—	(447,552)	—	(238,683)	2,917,409	143,042	—	(6,203,756)	—	(3,143,305)

Class W

11-30-10	674,831	—	(10,132)	—	664,699	11,777,925	—	—	(171,634)	—	11,606,291
06-01-09(1)–05-31-10	16,624	—	(7,835)	326,382	335,171	275,720	21,255	—	(122,308)	4,789,282	4,963,949

SmallCap Opportunities

Class A

11-30-10	120,230	—	(170,555)	—	(50,325)	3,902,183	—	—	(5,421,389)	—	(1,519,206)
05-31-10	288,434	—	(977,903)	—	(689,469)	8,052,658	907,729	—	(25,876,839)	—	(16,916,452)

Class B

11-30-10	559	—	(32,879)	—	(32,320)	15,234	—	—	(919,188)	—	(903,954)
05-31-10	7,472	—	(123,287)	—	(115,815)	172,253	48,116	—	(3,025,405)	—	(2,805,036)

Class C

11-30-10	10,874	—	(46,754)	—	(35,880)	300,813	—	—	(1,307,928)	—	(1,007,115)
05-31-10	24,428	—	(99,919)	—	(75,491)	648,320	248,947	—	(2,471,200)	—	(1,573,933)

Class I

11-30-10	152,277	—	(21,137)	—	131,140	5,178,242	—	—	(690,198)	—	4,488,044
05-31-10	99,400	—	(91,811)	—	7,589	3,016,270	86,977	—	(2,739,143)	—	364,104

Class Q(2)

11-30-10	—	—	—	—	—	—	—	—	—	—	—
05-31-10	—	—	(440)	(2,560)	(3,000)	—	—	—	(12,455)	(69,851)	(82,306)

Class W

11-30-10	4,398	—	(4,771)	—	(373)	146,339	—	—	(152,842)	—	(6,503)
05-31-10	14,371	—	(22,402)	2,517	(5,514)	420,770	6,735	—	(662,071)	69,851	(164,715)

Value Choice

Class A

11-30-10	8,675,631	—	(4,086,367)	—	4,589,264	136,985,041	—	—	(63,058,825)	—	73,926,216
05-31-10	16,269,241	155,330	(14,348,571)	—	2,076,000	225,513,153	—	2,211,903	(198,116,684)	—	29,608,372

Class B

11-30-10	28,073	—	(403,085)	—	(375,012)	447,322	—	—	(6,116,021)	—	(5,668,699)
05-31-10	300,094	4,129	(634,668)	—	(330,445)	3,923,661	—	58,432	(8,901,732)	—	(4,919,639)

(1)	Commencement of operations.
(2)	Effective November 21, 2009, Class Q shareholders of Real Estate, Growth Opportunities, MidCap Opportunities and SmallCap Opportunities were converted to Class W shares of each respective Fund.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2010 (Unaudited) (continued)

NOTE 9 — CAPITAL SHARES (continued)

					Net increase
		Reinvestment			(decrease)		Payments	Reinvestment			Net
	Shares	of	Shares	Shares	in shares	Shares	by affiliate	of	Shares	Shares	increase
	sold	distributions	redeemed	converted	outstanding	sold	(Note 14)	distributions	redeemed	converted	(decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Value Choice (continued)

Class C

11-30-10	2,626,470	—	(594,748)	—	2,031,722	41,079,568	—	—	(9,169,446)	—	31,910,122
05-31-10	2,807,954	19,807	(1,328,469)	—	1,499,292	38,690,823	—	279,680	(18,187,236)	—	20,783,267

Class I

11-30-10	2,982,685	—	(611,988)	—	2,370,697	48,445,982	—	—	(9,676,610)	—	38,769,372
05-31-10	2,802,454	9,193	(912,295)	—	1,899,352	41,387,928	—	131,831	(13,442,801)	—	28,076,958

Class O

11-30-10	90,138	—	(37,571)	—	52,567	1,406,075	—	—	(585,901)	—	820,174
05-31-10	225,383	—	(88,647)	—	136,736	3,154,614	—	—	(1,217,310)	—	1,937,304

Class W

11-30-10	986,184	—	(357,124)	—	629,060	16,705,169	—	—	(5,973,642)	—	10,731,527
05-31-10	1,692,695	10,277	(675,769)	—	1,027,203	24,890,645	—	158,168	(10,616,268)	—	14,432,545

(1)	Commencement of operations.
(2)	Effective November 21, 2009, Class Q shareholders of Real Estate, Growth Opportunities, MidCap Opportunities and SmallCap Opportunities were converted to Class W shares of each respective Fund.

NOTE 10 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash Reserves Fund — Series B (“BICR — Series B”), each a series within the BNY Institutional Cash Reserves Trust (collectively, the “BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of November 30, 2010, and throughout the period covered by this report, BICR-Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”). The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by BICR- Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Funds) and subject, in part, to the Funds’ continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Funds have complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Funds will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Fund’s investment in BICR-Series B includes the value of the underlying securities held by BICR-Series B and the estimated value of the support to be provided by BNYC. The investments in the BNY Mellon Overnight Government Fund and in BICR-Series B are included in the Summary Portfolio of Investments under Securities Lending Collateral and the unrealized loss on BICR-Series B is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain

NOTES TO FINANCIAL STATEMENTS as of November 30, 2010 (Unaudited) (continued)

NOTE 10 — SECURITIES LENDING (continued)

guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2010, the following Funds had securities on loan with the following market values:

	Value of	Cash
	Securities	Collateral
	Loaned	Received*

Growth Opportunities	$899,437	$940,901
MidCap Opportunities	1,612,200	1,650,000
SmallCap Opportunities	6,986,876	7,167,358
Value Choice	3,281,402	3,363,539

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Funds’ Portfolios of Investments.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment corporations, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended
	November 30, 2010	Year Ended May 31, 2010
	Ordinary	Ordinary	Return
	Income	Income	of Capital

Real Estate(1)	$10,274,295	$12,773,278	$5,566,085
Equity Dividend	382,296	132,951	—
Value Choice	—	3,897,828	—

(1)	Composition of dividends and distributions presented herein is based on the Fund’s current tax period (eleven months ended November 30, 2010) and tax year ended December 31, 2009. Composition of current period amounts may change after the Fund’s tax year-end of December 31, 2010.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2010 (Unaudited) (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2010 were:

			Post-October	Post-October
	Undistributed	Unrealized	Currency	Capital
	Ordinary	Appreciation/	Losses	Losses	Capital Loss	Expiration
	Income	(Depreciation)	Deferred	Deferred	Carryforwards	Dates

Real Estate(1)	$—	$31,584,044	$—	$(4,750,125)	$(5,631,494)	2016
					(108,793,070)	2017

					$(114,424,564)

Equity Dividend	22,157	174,764	—	—	(229,746)	2017
Growth Opportunities	—	5,535,174	—	—	(117,098,211)	2011
					(1,005,295)	2013
					(6,977,204)	2017
					(14,509,503)	2018

					$(139,590,213)

MidCap Opportunities	—	35,442,790	(83)	—	(15,874,453)	2011
					(903,833)	2012
					(13,636,661)	2016
					(21,819,540)	2017

					$(52,234,487)*

SmallCap Opportunities	—	7,482,094	—	—	(167,319,500)	2011
					(2,868,318)	2017
					(16,701,978)	2018

					$(186,889,796)*

Value Choice	4,688,051	42,779,730	—	—	(3,832,801)	2014
					(5,627,636)	2015
					(9,794,706)	2016
					(13,869,709)	2017
					(11,373,383)	2018

					$(44,498,235)*

(1)	As of the Fund’s tax year ended December 31, 2009.

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

As of November 30, 2010, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2010 (Unaudited) (continued)

NOTE 12 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds’ most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified Investment Company (Real Estate). The Fund is classified as non-diversified investment companies under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Foreign Securities (Equity Dividend, Growth Opportunities, MidCap Opportunities, and Value Choice). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Investment by Funds-of-Funds (Equity Dividend). As an underlying fund (“Underlying Fund”) of a fund-of-fund, shares of the Underlying Fund may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

On August 28, 2006, the Securities and Exchange Commission (“Commission” or “SEC”) entered into a settlement of an administrative proceeding against Prudential Equity Group, LLC, formerly known as Prudential Securities, Inc. (“PSI” or “Respondent”). As part of the settlement, the Respondent has established the PSI Distribution Fund (“Fund”) for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondent, as described in the order. The Fund is comprised of disgorgement in the amount of $270 million which was paid by the Respondent. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $270 million plus interest earned by the Fund.

On February 4, 2010, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, the following funds received:

MidCap Opportunities	$1,129,127
SmallCap Opportunities	$1,298,504

NOTES TO FINANCIAL STATEMENTS as of November 30, 2010 (Unaudited) (continued)

NOTE 14 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2010, the following Funds declared and paid dividends and distributions of:

	PER SHARE AMOUNTS
	Net Investment	Short-term	Payable	Record
	Income	Capital Gains	Date	Date

Real Estate
Class A	$0.0795	$—	January 3, 2011	December 30, 2010
Class B	$0.0536	$—	January 3, 2011	December 30, 2010
Class C	$0.0555	$—	January 3, 2011	December 30, 2010
Class I	$0.0895	$—	January 3, 2011	December 30, 2010
Class O	$0.0797	$—	January 3, 2011	December 30, 2010
Class W	$0.0879	$—	January 3, 2011	December 30, 2010
Equity Dividend
Class A	$—	$0.0206	December 17, 2010	December 15, 2010
Class B	$—	$0.0206	December 17, 2010	December 15, 2010
Class C	$—	$0.0206	December 17, 2010	December 15, 2010
Class I	$—	$0.0206	December 17, 2010	December 15, 2010
Class W	$—	$0.0206	December 17, 2010	December 15, 2010
Class A	$0.0638	$—	January 3, 2011	December 30, 2010
Class B	$0.0468	$—	January 3, 2011	December 30, 2010
Class C	$0.0499	$—	January 3, 2011	December 30, 2010
Class I	$0.0704	$—	January 3, 2011	December 30, 2010
Class W	$0.0690	$—	January 3, 2011	December 30, 2010
Value Choice
Class A	$0.1961	$—	December 17, 2010	December 15, 2010
Class B	$0.0366	$—	December 17, 2010	December 15, 2010
Class C	$0.1067	$—	December 17, 2010	December 15, 2010
Class I	$0.2345	$—	December 17, 2010	December 15, 2010
Class O	$0.1982	$—	December 17, 2010	December 15, 2010
Class W	$0.2320	$—	December 17, 2010	December 15, 2010

On October 21, 2010, the Board of Trustees of ING Funds Trust approved a proposal to liquidate ING Institutional Prime Money Market Fund. The liquidation took place on December 20, 2010. As a result of this liquidation, the Funds will no longer invest end-of-day cash balances into ING Institutional Prime Money Market Fund.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
ING Real Estate Fund
as of November 30, 2010 (Unaudited)

				Percent
				of Net
Shares			Value	Assets

COMMON STOCK: 2.5%

		Consumer Discretionary: 1.5%
47,900	@	Hyatt Hotels Corp.	$2,005,094	0.3

131,900		Starwood Hotels & Resorts Worldwide, Inc.	7,497,196	1.2

			9,502,290	1.5

		Financials: 1.0%
384,100		Brookfield Properties Co.	6,210,897	1.0

		Total Common Stock (Cost $12,086,368)	15,713,187	2.5

REAL ESTATE INVESTMENT TRUSTS: 96.3%

		Financials: 96.3%
235,892		Acadia Realty Trust	4,307,388	0.7

176,470		Alexandria Real Estate Equities, Inc.	11,779,373	1.9

405,225		AMB Property Corp.	11,824,466	1.9

258,900		American Campus Communities, Inc.	8,139,816	1.3

494,300		Apartment Investment & Management Co.	11,922,516	1.9

209,200		Associated Estates Realty Corp.	3,127,540	0.5

207,369		AvalonBay Communities, Inc.	22,879,022	3.6

371,300		Boston Properties, Inc.	31,114,940	5.0

298,600		BRE Properties, Inc.	12,860,702	2.0

453,500		CBL & Associates Properties, Inc.	7,482,750	1.2

313,000		Colonial Properties Trust	5,634,000	0.9

728,900		Developers Diversified Realty Corp.	9,351,787	1.5

144,100		Digital Realty Trust, Inc.	7,568,132	1.2

131,800		Equity Lifestyle Properties, Inc.	7,101,384	1.1

754,500		Equity Residential	37,709,909	6.0

155,300		Extra Space Storage, Inc.	2,487,906	0.4

235,700		Federal Realty Investment Trust	18,240,823	2.9

1,171,600		General Growth Properties, Inc.	18,968,204	3.0

506,500		HCP, Inc.	16,679,045	2.7

76,200		Health Care Real Estate Investment Trust, Inc.	3,526,536	0.6

345,500		Highwoods Properties, Inc.	10,541,205	1.7

1,615,355		Host Hotels & Resorts, Inc.	26,621,050	4.2

237,500		Hudson Pacific Properties, Inc.	3,624,250	0.6

260,500		Kilroy Realty Corp.	8,888,260	1.4

936,823		Kimco Realty Corp.	15,607,471	2.5

447,600		Liberty Property Trust	14,027,784	2.2

474,325		Macerich Co.	21,980,221	3.5

500,300		Nationwide Health Properties, Inc.	18,035,815	2.9

135,100	@	Pebblebrook Hotel Trust	2,531,774	0.4

137,200		Pennsylvania Real Estate Investment Trust	1,842,596	0.3

1,391,200		Prologis	18,099,512	2.9

241,202		Public Storage, Inc.	23,300,113	3.7

334,000		Regency Centers Corp.	13,600,480	2.2

647,859		Simon Property Group, Inc.	63,814,112	10.2

207,600		SL Green Realty Corp.	13,577,040	2.2

138,900		Tanger Factory Outlet Centers, Inc.	6,664,422	1.1

228,500		Taubman Centers, Inc.	11,089,105	1.8

727,904		UDR, Inc.	16,232,259	2.6

521,978		U-Store-It Trust	4,316,758	0.7

401,125		Ventas, Inc.	20,565,679	3.3

430,164		Vornado Realty Trust	35,092,779	5.6

		Total Real Estate Investment Trusts (Cost $378,047,149)	602,758,924	96.3

		Total Investments in Securities (Cost $390,133,517)*	$618,472,111	98.8
		Other Assets and Liabilities - Net	7,379,716	1.2

		Net Assets	$625,851,827	100.0

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

*	Cost for federal income tax purposes is $507,031,303.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$229,117,404
Gross Unrealized Depreciation	(117,676,596)

Net Unrealized Appreciation	$111,440,808

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Real Estate Fund
as of November 30, 2010 (Unaudited) (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	11/30/2010

Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$9,502,290	$—	$—	$9,502,290
Financials	6,210,897	—	—	6,210,897

Total Common Stock	15,713,187	—	—	15,713,187

Real Estate Investment Trusts	602,758,924	—	—	602,758,924

Total Investments, at value	$618,472,111	$—	$—	$618,472,111

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
ING Equity Dividend Fund
as of November 30, 2010 (Unaudited)

			Percent
			of Net
Shares		Value	Assets

COMMON STOCK: 94.2%

	Consumer Discretionary: 7.1%
94,400	American Eagle Outfitters	$1,557,600	1.6

115,700	Comcast Corp. — Class A	2,314,000	2.4

37,500	Garmin Ltd.	1,086,000	1.1

94,900	Groupe Aeroplan, Inc.	1,194,397	1.2

	Other Securities	745,885	0.8

		6,897,882	7.1

	Consumer Staples: 10.6%
54,000	Altria Group, Inc.	1,296,000	1.3

21,700	Kimberly-Clark Corp.	1,343,013	1.4

33,200	Molson Coors Brewing Co.	1,581,980	1.6

34,000	Procter & Gamble Co.	2,076,380	2.1

36,800	Walgreen Co.	1,282,480	1.3

35,800	Wal-Mart Stores, Inc.	1,936,422	2.0

	Other Securities	849,760	0.9

		10,366,035	10.6

	Energy: 13.2%
42,200	Arch Coal, Inc.	1,232,240	1.3

44,100	Chevron Corp.	3,570,777	3.7

43,000	ConocoPhillips	2,587,310	2.6

39,500	ExxonMobil Corp.	2,747,620	2.8

	Other Securities	2,737,355	2.8

		12,875,302	13.2

	Financials: 22.2%
44,400	AllianceBernstein Holding LP	1,019,424	1.0

26,800	Ameriprise Financial, Inc.	1,389,312	1.4

43,900	Axis Capital Holdings Ltd.	1,551,426	1.6

122,560	Bank of America Corp.	1,342,032	1.4

24,200	Bank of Hawaii Corp.	1,047,860	1.1

48,800	BB&T Corp.	1,132,160	1.2

87,600	Blackstone Group LP	1,121,280	1.1

24,400	Cullen/Frost Bankers, Inc.	1,306,376	1.3

90,000	First Niagara Financial Group, Inc.	1,114,650	1.1

80,400	JP Morgan Chase & Co.	3,005,352	3.1

44,232	NYSE Euronext	1,208,418	1.2

96,400	People’s United Financial, Inc.	1,194,396	1.2

39,800	Sun Life Financial, Inc.	1,073,947	1.1

31,800	Travelers Cos., Inc.	1,716,882	1.8

43,700	US Bancorp.	1,039,186	1.1

74,600	XL Group Plc	1,466,636	1.5

		21,729,337	22.2

	Health Care: 13.2%
46,400	Cardinal Health, Inc.	1,650,912	1.7

30,000	Eli Lilly & Co.	1,009,800	1.0

38,400	Johnson & Johnson	2,363,520	2.4

39,300	Medtronic, Inc.	1,317,729	1.3

81,400	Merck & Co., Inc.	2,805,858	2.9

233,100	Pfizer, Inc.	3,797,199	3.9

		12,945,018	13.2

	Industrials: 7.6%
37,600	Avery Dennison Corp.	1,411,504	1.5

216,000	General Electric Co.	3,419,279	3.5

53,300	Harsco Corp.	1,282,398	1.3

34,200	Tyco International Ltd.	1,295,838	1.3

		7,409,019	7.6

	Information Technology: 3.3%
107,300	Microsoft Corp.	2,705,033	2.8

	Other Securities	507,927	0.5

		3,212,960	3.3

	Materials: 2.6%
29,900	EI Du Pont de Nemours & Co.	1,405,001	1.4

35,500	Sonoco Products Co.	1,162,980	1.2

		2,567,981	2.6

	Telecommunication Services: 7.3%
40,300	AT&T, Inc.	1,119,937	1.1

274,300	Qwest Communications International, Inc.	1,920,100	2.0

85,100	Verizon Communications, Inc.	2,724,051	2.8

107,700	Windstream Corp.	1,404,408	1.4

		7,168,496	7.3

	Utilities: 7.1%
50,400	Atmos Energy Corp.	1,515,528	1.5

103,700	CenterPoint Energy, Inc.	1,620,831	1.7

77,000	Great Plains Energy, Inc.	1,436,050	1.5

58,800	UGI Corp.	1,744,596	1.8

	Other Securities	597,415	0.6

		6,914,420	7.1
	Total Common Stock (Cost $87,556,560)	92,086,450	94.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
ING Equity Dividend Fund
as of November 30, 2010 (Unaudited) (continued)

			Percent
			of Net
Shares		Value	Assets

REAL ESTATE INVESTMENT TRUSTS: 3.2%

	Financials: 3.2%
22,100	Entertainment Properties Trust	$1,023,230	1.1

125,300	MFA Mortgage Investments, Inc.	1,021,195	1.0

43,600	Weingarten Realty Investors	1,033,320	1.1

	Total Real Estate Investment Trusts (Cost $2,695,748)	3,077,745	3.2

	Total Long-Term Investments (Cost $90,252,308)	95,164,195	97.4

SHORT-TERM INVESTMENTS: 2.4%

	Affiliated Mutual Fund: 2.4%
2,369,000	ING Institutional Prime Money Market Fund — Class I	2,369,000	2.4

	Total Short-Term Investments (Cost $2,369,000)	2,369,000	2.4

	Total Investments in Securities (Cost $92,621,308)*	$97,533,195	99.8
	Other Assets and Liabilities - Net	242,504	0.2

	Net Assets	$97,775,699	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

*	Cost for federal income tax purposes is $92,739,555.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$6,108,086
Gross Unrealized Depreciation	(1,314,446)

Net Unrealized Appreciation	$4,793,640

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	11/30/2010

Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$6,897,882	$—	$—	$6,897,882
Consumer Staples	10,366,035	—	—	10,366,035
Energy	12,875,302	—	—	12,875,302
Financials	21,729,337	—	—	21,729,337
Health Care	12,945,018	—	—	12,945,018
Industrials	7,409,019	—	—	7,409,019
Information Technology	3,212,960	—	—	3,212,960
Materials	2,567,981	—	—	2,567,981
Telecommunication Services	7,168,496	—	—	7,168,496
Utilities	6,914,420	—	—	6,914,420

Total Common Stock	92,086,450	—	—	92,086,450

Real Estate Investment Trusts	3,077,745	—	—	3,077,745
Short-Term Investments	2,369,000	—	—	2,369,000

Total Investments, at value	$97,533,195	$—	$—	$97,533,195

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
ING Growth Opportunities Fund
as of November 30, 2010 (Unaudited)

				Percent
				of Net
Shares			Value	Assets

COMMON STOCK: 98.6%

		Consumer Discretionary: 17.0%
22,089	@	Bed Bath & Beyond, Inc.	$966,173	1.4

30,040	@	DIRECTV	1,247,561	1.8

30,006	@	Gildan Activewear, Inc.	902,580	1.3

25,780		Harley-Davidson, Inc.	806,398	1.1

12,710	@	Kohl’s Corp.	717,098	1.0

17,528	@	Liberty Media Corp. — Starz	1,101,547	1.6

44,470	@	LKQ Corp.	959,440	1.3

7,590	@	Panera Bread Co.	760,822	1.1

2,560	@	Priceline.com, Inc.	1,008,768	1.4

34,431		Wyndham Worldwide Corp.	989,891	1.4

		Other Securities	2,529,869	3.6

			11,990,147	17.0

		Consumer Staples: 8.0%
45,710		Coca-Cola Enterprises, Inc.	1,103,897	1.6

33,820		ConAgra Foods, Inc.	726,454	1.0

31,287		Philip Morris International, Inc.	1,779,917	2.5

23,627		Wal-Mart Stores, Inc.	1,277,984	1.8

		Other Securities	766,216	1.1

			5,654,468	8.0

		Energy: 10.1%
14,220	@	Alpha Natural Resources, Inc.	704,743	1.0

28,080		Arch Coal, Inc.	819,936	1.2

43,550		ExxonMobil Corp.	3,029,338	4.3

22,890		National Oilwell Varco, Inc.	1,402,928	2.0

6,890	@	Whiting Petroleum Corp.	758,245	1.1

		Other Securities	366,979	0.5

			7,082,169	10.1

		Financials: 4.6%
20,840		American Express Co.	900,705	1.3

62,683		Blackstone Group LP	802,342	1.1

27,249		Lazard Ltd.	975,787	1.4

		Other Securities	553,232	0.8

			3,232,066	4.6

		Health Care: 11.9%

22,850		Covidien PLC	961,300	1.4

25,510	@	Gilead Sciences, Inc.	931,115	1.3

49,816	@	Healthsouth Corp.	896,688	1.3

16,810	@	Hospira, Inc.	945,731	1.3

17,470	@	Medco Health Solutions, Inc.	1,071,260	1.5

10,850	@	Waters Corp.	834,040	1.2

		Other Securities	2,740,384	3.9

			8,380,518	11.9

		Industrials: 10.4%
16,380		Acuity Brands, Inc.	882,227	1.2

33,968		Danaher Corp.	1,469,116	2.1

19,046		Donaldson Co., Inc.	1,034,007	1.5

16,090		Emerson Electric Co.	886,076	1.3

12,860		Regal-Beloit Corp.	784,460	1.1

16,944		Roper Industries, Inc.	1,226,915	1.7

28,171		Tyco International Ltd.	1,067,399	1.5

			7,350,200	10.4

		Information Technology: 29.8%
12,734	@	Apple, Inc.	3,962,183	5.6

19,410		Broadcom Corp.	863,551	1.2

21,540	@	Check Point Software Technologies	923,420	1.3

101,100	@	Cisco Systems, Inc.	1,937,076	2.8

28,620	@	Gartner, Inc.	920,705	1.3

3,530	@	Google, Inc. — Class A	1,961,656	2.8

16,220	@	Lam Research Corp.	735,253	1.0

43,430	@	Marvell Technology Group Ltd.	837,765	1.2

19,400	@	Micros Systems, Inc.	848,168	1.2

88,736		Microsoft Corp.	2,237,036	3.2

27,003		Oracle Corp.	730,161	1.0

43,640	@	QLogic Corp.	780,720	1.1

36,050		Qualcomm, Inc.	1,684,977	2.4

22,630	@	VeriSign, Inc.	776,435	1.1

		Other Securities	1,831,695	2.6

			21,030,801	29.8

		Materials: 5.4%
13,400		Albemarle Corp.	724,806	1.0

30,300		EI Du Pont de Nemours & Co.	1,423,797	2.0

14,820		Sigma-Aldrich Corp.	936,920	1.4

		Other Securities	696,068	1.0

			3,781,591	5.4

		Telecommunication Services: 1.4%
24,810	@	SBA Communications Corp.	971,312	1.4

		Total Common Stock (Cost $57,220,060)	69,473,272	98.6

SHORT-TERM INVESTMENTS: 2.7%

		Affiliated Mutual Fund: 1.4%
1,008,000		ING Institutional Prime Money Market Fund — Class I	1,008,000	1.4

		Total Mutual Fund (Cost $1,008,000)	1,008,000	1.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
ING Growth Opportunities Fund
as of November 30, 2010 (Unaudited) (continued)

				Percent
				of Net
Shares			Value	Assets

		Securities Lending Collateralcc: 1.3%
747,083		BNY Mellon Overnight Government Fund(1)	$747,083	1.1

193,818	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	155,055	0.2

		Total Securities Lending Collateral (Cost $940,901)	902,138	1.3
		Total Short-Term Investments (Cost $1,948,901)	1,910,138	2.7

		Total Investments in Securities (Cost $59,168,961)*	$71,383,410	101.3
		Other Assets and Liabilities - Net	(914,688)	(1.3)

		Net Assets	$70,468,722	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security

*	Cost for federal income tax purposes is $60,547,507.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$12,933,534
Gross Unrealized Depreciation	(2,097,631)

Net Unrealized Appreciation	$10,835,903

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	11/30/2010

Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$11,990,147	$—	$—	$11,990,147
Consumer Staples	5,654,468	—	—	5,654,468
Energy	7,082,169	—	—	7,082,169
Financials	3,232,066	—	—	3,232,066
Health Care	8,380,518	—	—	8,380,518
Industrials	7,350,200	—	—	7,350,200
Information Technology	21,030,801	—	—	21,030,801
Materials	3,781,591	—	—	3,781,591
Telecommunication Services	971,312	—	—	971,312

Total Common Stock	69,473,272	—	—	69,473,272

Short-Term Investments	1,755,083	—	155,055	1,910,138

Total Investments, at value	$71,228,355	$—	$155,055	$71,383,410

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended November 30, 2010:

						Total
	Beginning			Accrued	Total	Unrealized	Transfers	Transfers	Ending
	Balance			Discounts/	Realized	Appreciation/	Into	Out of	Balance
	5/31/2010	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	11/30/2010

Asset Table
Investments, at value
Short-Term Investments	$155,055	$—	$—	$—	$—	$—	$—	$—	$155,055

Total Investments, at value	$155,055	$—	$—	$—	$—	$—	$—	$—	$155,055

As of November 30, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
ING MidCap Opportunities Fund
as of November 30, 2010 (Unaudited)

				Percent
				of Net
Shares			Value	Assets

COMMON STOCK: 95.4%

		Consumer Discretionary: 21.0%
153,420	@	Bed Bath & Beyond, Inc.	$6,710,591	1.8

116,670		Coach, Inc.	6,596,522	1.8

145,770	@	Gildan Activewear, Inc.	4,384,762	1.2

174,190		Harley-Davidson, Inc.	5,448,663	1.5

73,699	@	Liberty Media Corp. — Starz	4,631,614	1.3

232,260	@	LKQ Corp.	5,011,010	1.4

144,660		Marriott International, Inc.	5,672,119	1.6

217,120	@	OfficeMax, Inc.	3,710,581	1.0

36,940	@	Panera Bread Co.	3,702,866	1.0

18,050	@	Priceline.com, Inc.	7,112,603	2.0

269,490		Regal Entertainment Group	3,638,115	1.0

93,780		Ross Stores, Inc.	6,084,446	1.7

115,045	@	WMS Industries, Inc.	5,102,246	1.4

171,178		Wyndham Worldwide Corp.	4,921,368	1.4

		Other Securities	3,372,899	0.9

			76,100,405	21.0

		Consumer Staples: 5.6%
263,130		Coca-Cola Enterprises, Inc.	6,354,583	1.8

60,570		Herbalife Ltd.	4,156,919	1.2

		Other Securities	9,502,920	2.6

			20,014,422	5.6

		Energy: 5.7%
185,171		Arch Coal, Inc.	5,406,993	1.5

96,950		National Oilwell Varco, Inc.	5,942,066	1.6

37,890	@	Whiting Petroleum Corp.	4,169,795	1.2

		Other Securities	5,202,841	1.4

			20,721,695	5.7

		Financials: 5.7%
110,688		Comerica, Inc.	4,039,005	1.1

225,068	@	Invesco Ltd.	4,892,978	1.4

50,600		Jones Lang LaSalle, Inc.	4,038,892	1.1

116,336		Lazard Ltd.	4,165,992	1.1

		Other Securities	3,538,598	1.0

			20,675,465	5.7

		Health Care: 12.6%
168,660	@	Agilent Technologies, Inc.	5,906,473	1.6

174,530		AmerisourceBergen Corp.	5,384,251	1.5

237,060	@	Healthsouth Corp.	4,267,080	1.2

106,050	@	Hospira, Inc.	5,966,373	1.7

67,450	@	Waters Corp.	5,184,882	1.4

99,912	@	Watson Pharmaceuticals, Inc.	4,869,711	1.3

		Other Securities	14,127,017	3.9

			45,705,787	12.6

		Industrials: 16.4%
92,060		Acuity Brands, Inc.	4,958,352	1.4

104,920		Donaldson Co., Inc.	5,696,107	1.6

64,363		Gardner Denver, Inc.	4,212,558	1.2

61,600		Regal-Beloit Corp.	3,757,600	1.0

80,954		Roper Industries, Inc.	5,861,879	1.6

69,060	@	Stericycle, Inc.	5,103,534	1.4

64,970	@	TransDigm Group, Inc.	4,450,445	1.2

148,180	@	Verisk Analytics, Inc.	4,485,409	1.2

		Other Securities	20,884,526	5.8

			59,410,410	16.4

		Information Technology: 22.4%
98,540		Amphenol Corp.	4,929,956	1.4

87,480	@	Ansys, Inc.	4,242,780	1.2

142,820	@	BMC Software, Inc.	6,341,208	1.7

85,710		Broadcom Corp.	3,813,238	1.0

107,700	@	Check Point Software Technologies	4,617,099	1.3

57,800	@	Citrix Systems, Inc.	3,839,076	1.1

152,840	@	Gartner, Inc.	4,916,863	1.4

113,180		KLA-Tencor Corp.	4,150,311	1.1

100,370	@	Lam Research Corp.	4,549,772	1.3

291,960	@	Marvell Technology Group Ltd.	5,631,908	1.6

107,700	@	Micros Systems, Inc.	4,708,644	1.3

277,230		National Semiconductor Corp.	3,701,021	1.0

112,940	@	NetApp, Inc.	5,752,034	1.6

224,300	@	QLogic Corp.	4,012,727	1.1

159,390	@	VeriSign, Inc.	5,468,671	1.5

293,370		Western Union Co.	5,175,047	1.4

		Other Securities	4,990,009	1.4

			80,840,364	22.4

		Materials: 4.5%
68,100		Albemarle Corp.	3,683,529	1.0

101,890		Ecolab, Inc.	4,871,361	1.4

91,500		Sigma-Aldrich Corp.	5,784,630	1.6

		Other Securities	1,809,643	0.5

			16,149,163	4.5

		Telecommunication Services: 1.5%
137,930	@	SBA Communications Corp.	5,399,960	1.5

		Total Common Stock (Cost $281,087,418)	345,017,671	95.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
ING MidCap Opportunities Fund
as of November 30, 2010 (Unaudited) (continued)

				Percent
				of Net
Shares			Value	Assets

REAL ESTATE INVESTMENT TRUSTS: 1.3%

		Financials: 1.3%
87,520		Digital Realty Trust, Inc.	$4,596,550	1.3

		Total Real Estate Investment Trusts (Cost $5,136,623)	4,596,550	1.3

EXCHANGE-TRADED FUNDS: 1.5%

		Exchange-Traded Funds: 1.5%
103,370	L	iShares Russell Midcap Growth Index Fund	5,529,261	1.5

		Total Exchange-Traded Funds (Cost $5,099,736)	5,529,261	1.5

		Total Long-Term Investments (Cost $291,323,777)	355,143,482	98.2

SHORT-TERM INVESTMENTS: 3.3%

		Affiliated Mutual Fund: 2.9%
10,533,000		ING Institutional Prime Money Market Fund — Class I	10,533,000	2.9

		Total Mutual Fund (Cost $10,533,000)	10,533,000	2.9

		Securities Lending Collateralcc: 0.4%
930,739		BNY Mellon Overnight Government Fund(1)	930,739	0.2

719,261	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	575,409	0.2

		Total Securities Lending Collateral (Cost $1,650,000)	1,506,148	0.4

		Total Short-Term Investments (Cost $12,183,000)	12,039,148	3.3

		Total Investments in Securities (Cost $303,506,777)*	$367,182,630	101.5
		Other Assets and Liabilities - Net	(5,326,065)	(1.5)

		Net Assets	$361,856,565	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security

L	Loaned security, a portion or all of the security is on loan at November 30, 2010.

*	Cost for federal income tax purposes is $304,610,498.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$66,026,324
Gross Unrealized Depreciation	(3,454,192)

Net Unrealized Appreciation	$62,572,132

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
ING MidCap Opportunities Fund
as of November 30, 2010 (Unaudited) (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	11/30/2010

Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$76,100,405	$—	$—	$76,100,405
Consumer Staples	20,014,422	—	—	20,014,422
Energy	20,721,695	—	—	20,721,695
Financials	20,675,465	—	—	20,675,465
Health Care	45,705,787	—	—	45,705,787
Industrials	59,410,410	—	—	59,410,410
Information Technology	80,840,364	—	—	80,840,364
Materials	16,149,163	—	—	16,149,163
Telecommunication Services	5,399,960	—	—	5,399,960

Total Common Stock	345,017,671	—	—	345,017,671

Real Estate Investment Trusts	4,596,550	—	—	4,596,550
Exchange-Traded Funds	5,529,261	—	—	5,529,261
Short-Term Investments	11,463,739	—	575,409	12,039,148

Total Investments, at value	$366,607,221	$—	$575,409	$367,182,630

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended November 30, 2010:

						Total
	Beginning			Accrued	Total	Unrealized	Transfers	Transfers	Ending
	Balance			Discounts/	Realized	Appreciation/	Into	Out of	Balance
	5/31/2010	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	11/30/2010

Asset Table
Investments, at value
Short-Term Investments	$575,409	$—	$—	$—	$—	$—	$—	$—	$575,409

Total Investments, at value	$575,409	$—	$—	$—	$—	$—	$—	$—	$575,409

As of November 30, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
ING SmallCap Opportunities Fund
as of November 30, 2010 (Unaudited)

				Percent
				of Net
Shares			Value	Assets

COMMON STOCK: 94.0%

		Consumer Discretionary: 17.3%
35,189		Arbitron, Inc.	$1,028,223	0.8

56,211		Cooper Tire & Rubber Co.	1,174,248	1.0

31,500	@	Hibbett Sporting Goods, Inc.	1,078,875	0.9

25,609	@	Jo-Ann Stores, Inc.	1,240,500	1.0

33,834	@	Life Time Fitness, Inc.	1,334,413	1.1

40,656	@	Lumber Liquidators	957,042	0.8

72,814	@	OfficeMax, Inc.	1,244,391	1.0

27,200	L	PF Chang’s China Bistro, Inc.	1,374,688	1.1

79,800	@	Talbots, Inc.	917,700	0.8

		Other Securities	10,590,105	8.8

			20,940,185	17.3

		Consumer Staples: 2.3%
28,400		Diamond Foods, Inc.	1,321,736	1.1

		Other Securities	1,475,655	1.2

			2,797,391	2.3

		Energy: 5.2%
23,800	@	Bill Barrett Corp.	915,110	0.7

40,800	@	Carrizo Oil & Gas, Inc.	1,184,016	1.0

20,302	@	Dril-Quip, Inc.	1,572,187	1.3

27,700		Holly Corp.	995,538	0.8

72,759	@	McMoRan Exploration Co.	1,086,292	0.9

		Other Securities	602,048	0.5

			6,355,191	5.2

		Financials: 5.1%
50,503	@	Ezcorp, Inc.	1,270,655	1.1

33,400	@	Signature Bank	1,467,930	1.2

22,364	@	Stifel Financial Corp.	1,159,126	1.0

		Other Securities	2,224,894	1.8

			6,122,605	5.1

		Health Care: 17.1%
23,100		Chemed Corp.	1,407,714	1.2

79,844	@	Healthsouth Corp.	1,437,192	1.2

54,200	@	MedAssets, Inc.	1,005,139	0.8

32,562	@	Sirona Dental Systems, Inc.	1,230,518	1.0

27,900		Steris Corp.	960,039	0.8

		Other Securities	14,599,595	12.1

			20,640,197	17.1

		Industrials: 17.5%
57,700		Actuant Corp.	1,363,451	1.1

29,708		Acuity Brands, Inc.	1,600,072	1.3

21,200	@, L	Allegiant Travel Co.	1,058,516	0.9

28,700	@	Genesee & Wyoming, Inc.	1,362,963	1.1

54,800	@	Hexcel Corp.	939,820	0.8

52,300		Knight Transportation, Inc.	1,008,344	0.8

13,648		Nordson Corp.	1,084,061	0.9

36,866		Waste Connections, Inc.	958,516	0.8

23,400		Watsco, Inc.	1,410,318	1.2

44,500		Woodward Governor Co.	1,501,869	1.3

		Other Securities	8,853,098	7.3

			21,141,028	17.5

		Information Technology: 24.6%
22,894	@	Ansys, Inc.	1,110,359	0.9

49,000	@	Ariba, Inc.	991,515	0.8

72,300	@	Aspen Technology, Inc.	903,750	0.7

46,700		Blackbaud, Inc.	1,181,977	1.0

26,600	@, L	Blackboard, Inc.	1,105,230	0.9

23,400	@	Concur Technologies, Inc.	1,198,314	1.0

155,600	@	Integrated Device Technology, Inc.	1,000,508	0.8

27,447		National Instruments Corp.	936,492	0.8

65,700	@	Parametric Technology Corp.	1,407,294	1.2

34,859	@	Plexus Corp.	945,899	0.8

26,000	@	Polycom, Inc.	962,130	0.8

37,900	@	Synaptics, Inc.	1,080,150	0.9

43,900	@	Taleo Corp.	1,347,730	1.1

		Other Securities	15,592,880	12.9

			29,764,228	24.6

		Materials: 3.5%
15,500		Minerals Technologies, Inc.	943,020	0.8

35,900		Silgan Holdings, Inc.	1,229,216	1.0

		Other Securities	2,060,354	1.7

			4,232,590	3.5

		Telecommunication Services: 1.1%
		Other Securities	1,297,765	1.1

		Utilities: 0.3%
		Other Securities	322,931	0.3

		Total Common Stock (Cost $95,332,530)	113,614,111	94.0

REAL ESTATE INVESTMENT TRUSTS: 2.2%

		Financials: 2.2%
		Other Securities	2,614,839	2.2

		Total Real Estate Investment Trusts (Cost $2,226,129)	2,614,839	2.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
ING SmallCap Opportunities Fund
as of November 30, 2010 (Unaudited) (continued)

				Percent
				of Net
Shares			Value	Assets

EXCHANGE-TRADED FUNDS: 1.7%

		Exchange-Traded Funds: 1.7%
25,303	L	iShares Russell 2000 Growth Index Fund	$2,060,929	1.7

		Total Exchange-Traded Funds (Cost $1,905,655)	2,060,929	1.7

		Total Long-Term Investments (Cost $99,464,314)	118,289,879	97.9

SHORT-TERM INVESTMENTS: 8.4%

		Affiliated Mutual Fund: 2.5%
3,092,000		ING Institutional Prime Money Market Fund — Class I	3,092,000	2.5

		Total Mutual Fund (Cost $3,092,000)	3,092,000	2.5

		Securities Lending Collateralcc: 5.9%
6,804,438		BNY Mellon Overnight Government Fund(1)	6,804,438	5.6

362,920	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	290,336	0.3

		Total Securities Lending Collateral (Cost $7,167,358)	7,094,774	5.9
		Total Short-Term Investments (Cost $10,259,358)	10,186,774	8.4

		Total Investments in Securities
		(Cost $109,723,672)*	$128,476,653	106.3
		Other Assets and Liabilities - Net	(7,593,119)	(6.3)

		Net Assets	$120,883,534	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security

L	Loaned security, a portion or all of the security is on loan at November 30, 2010.

*	Cost for federal income tax purposes is $113,375,012.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$20,642,687
Gross Unrealized Depreciation	(5,541,046)

Net Unrealized Appreciation	$15,101,641

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
ING SmallCap Opportunities Fund
as of November 30, 2010 (Unaudited) (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	11/30/2010

Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$20,940,185	$—	$—	$20,940,185
Consumer Staples	2,797,391	—	—	2,797,391
Energy	6,355,191	—	—	6,355,191
Financials	6,122,605	—	—	6,122,605
Health Care	20,640,197	—	—	20,640,197
Industrials	21,141,028	—	—	21,141,028
Information Technology	29,764,228	—	—	29,764,228
Materials	4,232,590	—	—	4,232,590
Telecommunication Services	1,297,765	—	—	1,297,765
Utilities	322,931	—	—	322,931

Total Common Stock	113,614,111	—	—	113,614,111

Real Estate Investment Trusts	2,614,839	—	—	2,614,839
Exchange-Traded Funds	2,060,929	—	—	2,060,929
Short-Term Investments	9,896,438	—	290,336	10,186,774

Total Investments, at value	$128,186,317	$—	$290,336	$128,476,653

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended November 30, 2010:

						Total
	Beginning			Accrued	Total	Unrealized	Transfers	Transfers	Ending
	Balance			Discounts/	Realized	Appreciation/	Into	Out of	Balance
	5/31/2010	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	11/30/2010

Asset Table
Investments, at value
Short-Term Investments	$290,336	$—	$—	$—	$—	$—	$—	$—	$290,336

Total Investments, at value	$290,336	$—	$—	$—	$—	$—	$—	$—	$290,336

As of November 30, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
ING Value Choice Fund
as of November 30, 2010 (Unaudited)

				Percent
				of Net
Shares			Value	Assets

COMMON STOCK: 75.0%

		Consumer Discretionary: 0.8%
670,000		Sekisui House Ltd. ADR	$6,378,400	0.8

		Consumer Staples: 7.4%
590,000		Kroger Co.	13,894,500	1.8

438,000	@	Smithfield Foods, Inc.	7,713,180	1.0

758,000		Tyson Foods, Inc.	11,999,140	1.5

395,000		Wal-Mart Stores, Inc.	21,365,550	2.7

		Other Securities	3,475,674	0.4

			58,448,044	7.4

		Energy: 15.1%
525,000		Arch Coal, Inc.	15,330,000	1.9

713,000		Cameco Corp.	25,860,510	3.3

423,000		Chesapeake Energy Corp.	8,933,760	1.1

187,000		ConocoPhillips	11,251,790	1.4

253,000		Nexen, Inc.	5,292,760	0.7

133,000		Peabody Energy Corp.	7,821,730	1.0

196,000		Range Resources Corp.	8,230,040	1.1

359,000	L	Statoil ASA ADR	7,176,410	0.9

217,000		Suncor Energy, Inc.	7,293,370	0.9

1,209,000	@	Tesoro Corp.	19,730,879	2.5

		Other Securities	2,425,312	0.3

			119,346,561	15.1

		Financials: 3.4%
206,000	@	CNA Financial Corp.	5,318,920	0.7

580,000		Marsh & McLennan Cos., Inc.	14,546,400	1.8

1,360,000		Sumitomo Trust & Banking Co., Ltd. ADR	7,221,600	0.9

			27,086,920	3.4

		Health Care: 7.1%
455,000		Aetna, Inc.	13,477,100	1.7

233,000		Eli Lilly & Co.	7,842,780	1.0

250,000		Omnicare, Inc.	5,765,000	0.7

1,191,000		Pfizer, Inc.	19,401,390	2.5

		Other Securities	9,715,470	1.2

			56,201,740	7.1

		Industrials: 5.7%
204,800	@	AGCO Corp.	9,244,672	1.2

287,000		Lockheed Martin Corp.	19,527,480	2.5

231,000	@	Shaw Group, Inc.	7,403,550	0.9

62,300		Union Pacific Corp.	5,613,853	0.7

		Other Securities	3,399,900	0.4

			45,189,455	5.7

		Information Technology: 4.6%
186,500	@	eBay, Inc.	5,432,745	0.7

572,000	@	Ingram Micro, Inc.	10,210,200	1.3

412,000		Microsoft Corp.	10,386,520	1.3

155,000	@	Tech Data Corp.	6,830,850	0.8

		Other Securities	3,819,000	0.5

			36,679,315	4.6

		Materials: 18.0%
628,000		Barrick Gold Corp.	32,436,200	4.1

707,000		Gold Fields Ltd. ADR	11,799,830	1.5

1,325,000		Kinross Gold Corp.	23,094,750	2.9

466,820		Newcrest Mining Ltd. ADR	17,949,229	2.3

465,000		Newmont Mining Corp.	27,355,950	3.5

524,000	@, L	Novagold Resources, Inc.	7,540,360	0.9

552,000		Polyus Gold Co. ZAO ADR	18,911,520	2.4

		Other Securities	3,544,361	0.4

			142,632,200	18.0

		Telecommunication Services: 5.9%
750,000		Nippon Telegraph & Telephone Corp. ADR	16,980,000	2.2

310,000		TELUS Corp.	13,497,400	1.7

463,000		Turkcell Iletisim Hizmet AS ADR	7,889,520	1.0

		Other Securities	8,155,620	1.0

			46,522,540	5.9

		Utilities: 7.0%
674,000		Ameren Corp.	19,357,280	2.4

810,000		Centrais Eletricas Brasileiras SA ADR — Class B	12,733,200	1.6

1,403,080		EDF SA ADR	11,715,718	1.5

975,000		Korea Electric Power Corp. ADR	11,612,250	1.5

		Other Securities	—	0.0

			55,418,448	7.0
		Total Common Stock (Cost $485,909,062)	593,903,623	75.0

PREFERRED STOCK: 2.6%

		Industrials: 1.0%
4,800		Kansas City Southern	7,632,000	1.0

		Information Technology: 1.6%
14,900	P	Lucent Technologies Capital Trust I	13,037,500	1.6

		Total Preferred Stock (Cost $13,869,878)	20,669,500	2.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
ING Value Choice Fund
as of November 30, 2010 (Unaudited) (continued)

			Percent
			of Net
Principal Amount		Value	Assets

CORPORATE BONDS/NOTES: 6.5%

	Energy: 0.8%
$6,179,000	Goodrich Petroleum Corp., 3.250%-5.000%, due 12/01/26-10/01/29	$6,000,232	0.8

	Health Care: 4.2%
17,328,000	Amgen, Inc., 0.125%, due 02/01/11	17,371,320	2.2

16,991,000	Omnicare, Inc., 3.250%, due 12/15/35	15,886,585	2.0

		33,257,905	4.2

	Information Technology: 0.5%
	Other Securities	3,719,625	0.5

	Materials: 1.0%
7,831,000	USEC, Inc., 3.000%, due 10/01/14	7,018,534	0.9

	Other Securities	1,276,443	0.1

		8,294,977	1.0
	Total Corporate Bonds/Notes (Cost $48,794,150)	51,272,739	6.5
	Total Long-Term Investments (Cost $548,573,090)	665,845,862	84.1

				Percent
				of Net
Shares			Value	Assets

SHORT-TERM INVESTMENTS: 16.8%

		Affiliated Mutual Fund: 16.4%
130,245,862		ING Institutional Prime Money Market Fund — Class I	$130,245,862	16.4

		Total Mutual Fund (Cost $130,245,862)	130,245,862	16.4

		Securities Lending Collateralcc: 0.4%
2,800,869		BNY Mellon Overnight Government Fund(1)	2,800,869	0.3

562,670	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	450,136	0.1

		Total Securities Lending Collateral (Cost $3,363,539)	3,251,005	0.4
		Total Short-Term Investments (Cost $133,609,401)	133,496,867	16.8

		Total Investments in Securities (Cost $682,182,491)*	$799,342,729	100.9
		Other Assets and Liabilities - Net	(7,383,511)	(0.9)

		Net Assets	$791,959,218	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

P	Preferred Stock may be called prior to convertible date.

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security

L	Loaned security, a portion or all of the security is on loan at November 30, 2010.

*	Cost for federal income tax purposes is $686,524,008.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$122,073,676
Gross Unrealized Depreciation	(9,254,955)

Net Unrealized Appreciation	$112,818,721

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
ING Value Choice Fund
as of November 30, 2010 (Unaudited) (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	11/30/2010

Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$6,378,400	$—	$—	$6,378,400
Consumer Staples	58,448,044	—	—	58,448,044
Energy	119,346,561	—	—	119,346,561
Financials	27,086,920	—	—	27,086,920
Health Care	56,201,740	—	—	56,201,740
Industrials	45,189,455	—	—	45,189,455
Information Technology	36,679,315	—	—	36,679,315
Materials	142,632,200	—	—	142,632,200
Telecommunication Services	46,522,540	—	—	46,522,540
Utilities	55,418,448	—	—	55,418,448

Total Common Stock	593,903,623	—	—	593,903,623

Preferred Stock	—	20,669,500	—	20,669,500
Corporate Bonds/Notes	—	51,272,739	—	51,272,739
Short-Term Investments	133,046,731	—	450,136	133,496,867

Total Investments, at value	$726,950,354	$71,942,239	$450,136	$799,342,729

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended November 30, 2010:

						Total
	Beginning			Accrued	Total	Unrealized	Transfers	Transfers	Ending
	Balance			Discounts/	Realized	Appreciation/	Into	Out of	Balance
	5/31/2010	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	11/30/2010

Asset Table
Investments, at value
Short-Term Investments	$450,136	$—	$—	$—	$—	$—	$—	$—	$450,136

Total Investments, at value	$450,136	$—	$—	$—	$—	$—	$—	$—	$450,136

As of November 30, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

See Accompanying Notes to Financial Statements

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Funds’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Equity Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 18, 2010, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Funds and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Fund (the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 21 and November 16, 2010 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 18, 2010 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Funds were considered at the same Board meeting, the Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2011. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Funds’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory and Sub-Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the Domestic Equity Funds Investment Review Committee

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

(the “DE IRC”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Fund is assigned to the DE IRC, which provides oversight regarding, among other matters, investment performance. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or selected peer group of investment companies (“SPG”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Funds’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in recent years the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed SPGs to be used by the Funds for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s DE IRC reviews benchmarks used to assess the performance of funds in the ING Funds complex.

The Board employed its process for reviewing contracts when considering the renewals of the Funds’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2011. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Funds for the year ending November 30, 2011, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 18, 2010 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its SPG, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s benchmark and SPG were selected and how profitability was determined; (4) responses from the Adviser and relevant Sub-Adviser or Sub-Advisers to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Advisers; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Fund’s) advisory contracts and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its SPG and/or designated benchmark; (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.

For each Fund, Class A shares were used for purposes of certain comparisons to the funds in its SPG. Class A

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

shares generally were selected so that the Fund’s share class with the longest performance history was compared to the analogous class of shares for each fund in its SPG. The mutual funds included in the Funds’ SPGs were selected based upon criteria designed to mirror the Fund share class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board’s direction, to screen and perform due diligence on the Sub-Advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the DE IRC to assist the Board and the DE IRC with their assessment of the investment performance of the Funds on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the DE IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the ING Funds complex) by the Adviser and Sub-Advisers, and whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Advisers.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Advisers were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

returns of each Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Fund included its investment performance compared to the Fund’s Morningstar category median and/or Lipper category median, SPG and primary benchmark. The FACT sheet performance data was as of June 30, 2010. In addition, the Board also considered at its November 18, 2010 meeting certain additional data regarding performance and Fund asset levels as of September 30, 2010. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser and Sub-Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. The Board also considered that some of the Funds that do not have advisory fee breakpoints do have fee waivers or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such waivers, reimbursements or expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic.

The Board considered that in recent years many of the Funds experienced material declines in assets due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities for certain of the Funds to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Funds, the Board considered any underlying rationale provided by the Adviser or a Sub-Adviser for these differences. For unaffiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arms-length nature of negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Fund. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered: (1) the fee structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Funds. For each Fund, the Board determined that the fees payable to the Adviser and the Sub-Advisers are reasonable for the services that each performs, which

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser and each affiliated Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. The Board also considered that there has not yet been a full recovery for many Funds from the substantial decline in assets caused by adverse economic conditions in recent years, which, in many cases, has adversely impacted profits realized by the Adviser and Sub-Advisers affiliated with the Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates, as well as the fact that many of the Funds’ Sub-Advisers traditionally have not accounted for their profits on an account-by-account basis.

The Board recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

At the request of the Board, the Adviser has from time to time agreed to implement remedial actions for certain Funds. These remedial actions have included, among others: reductions in fee rates; changes in Sub-Advisers or portfolio managers; and strategy modifications.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Adviser and affiliated Sub-Adviser primarily on the factors described for each Fund below.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 18, 2010 meeting in relation to renewing each Fund’s current Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

ING Equity Dividend Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Equity Dividend Fund, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

a 0.10% administration fee) for the Fund is equal to the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and below the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Growth Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Growth Opportunities Fund (formerly, ING LargeCap Growth Fund), the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter, year-to-date, and one-year periods, but underperformed for the three-year, five-year, and ten-year periods; (2) the Fund outperformed its primary benchmark for the most recent calendar quarter, year-to-date, and one-year periods, but underperformed for the three-year, five-year, and ten-year periods; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and one-year periods, the third quintile for the three-year period, the fourth quintile for the five-year period, and the fifth (lowest) quintile for the ten-year period.

In analyzing this performance data, the Board took into account: (1) the Fund’s lead Sub-Adviser was changed in April 2010, after which the Portfolio’s investment performance improved; and (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to reach a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account discussion of its plans to grow the assets of this Fund.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s Sub-Adviser was changed in April 2010 and it is reasonable to permit the Fund to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MidCap Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MidCap Opportunities Fund, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

most recent calendar quarter, year-to-date, one-year, three-year, and five-year periods, and the fourth quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the one-year, three-year, and five-year periods, and the third quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING SmallCap Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING SmallCap Opportunities Fund, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, one-year, three-year, and five-year periods, the second quintile for the most recent calendar quarter, and the fifth (lowest) quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is equal to the median and below the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into consideration: (1) in April 2010, per-account shareholder services fees charged to the Fund were eliminated; and (2) in September 2010, the Fund’s Class I expense limitation arrangements were modified to lower its Class I expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2011.

During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Value Choice Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Value Choice Fund, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that the Adviser lowered the Fund’s expense limits by 10 basis points in 2007 in connection with a change in the Fund’s investment strategy.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Investments Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds
ING Core Equity Research Fund
ING Real Estate Fund

Domestic Equity Fund-of-Funds
ING Capital Allocation Fund

Domestic Equity Growth Funds
ING Corporate Leaders 100 Fund
ING Equity Dividend Fund
ING Growth Opportunities Fund
ING MidCap Opportunities Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
ING Tactical Asset Allocation Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Fund
ING Value Choice Fund

Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Opportunities Fund
ING Global Real Estate Fund
ING Global Value Choice Fund

International Equity Funds
ING Alternative Beta Fund
ING Asia-Pacific Real Estate Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Growth Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund

Global Fixed-Income Fund
ING Global Bond Fund

Global and International Funds-of-Funds
ING Diversified International Fund
ING Global Target Payment Fund

Loan Participation Funds
ING Senior Income Fund
ING Floating Rate Fund

Money Market Funds*
ING Classic Money Market Fund
ING Money Market Fund

*	An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc. (formerly,
PNC Global Investment Servicing (U.S.) Inc.)
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

SAR-UDEALL                  (1110-012111)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

For the Portfolios that have a complete Schedule of investments, the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

PORTFOLIO OF INVESTMENTS
ING Real Estate Fund
as of November 30, 2010 (Unaudited)

Shares				Value

COMMON STOCK: 2.5%
		Consumer Discretionary: 1.5%
47,900	@	Hyatt Hotels Corp.		$2,005,094

131,900		Starwood Hotels & Resorts Worldwide, Inc.		7,497,196

				9,502,290

		Financials: 1.0%
384,100		Brookfield Properties Co.		6,210,897

				6,210,897

		Total Common Stock (Cost $12,086,368)		15,713,187

REAL ESTATE INVESTMENT TRUSTS: 96.3%

		Financials: 96.3%
235,892		Acadia Realty Trust		4,307,388

176,470		Alexandria Real Estate Equities, Inc.		11,779,373

405,225		AMB Property Corp.		11,824,466

258,900		American Campus Communities, Inc.		8,139,816

494,300		Apartment Investment & Management Co.		11,922,516

209,200		Associated Estates Realty Corp.		3,127,540

207,369		AvalonBay Communities, Inc.		22,879,022

371,300		Boston Properties, Inc.		31,114,940

298,600		BRE Properties, Inc.		12,860,702

453,500		CBL & Associates Properties, Inc.		7,482,750

313,000		Colonial Properties Trust		5,634,000

728,900		Developers Diversified Realty Corp.		9,351,787

144,100		Digital Realty Trust, Inc.		7,568,132

131,800		Equity Lifestyle Properties, Inc.		7,101,384

754,500		Equity Residential		37,709,909

155,300		Extra Space Storage, Inc.		2,487,906

235,700		Federal Realty Investment Trust		18,240,823

1,171,600		General Growth Properties, Inc.		18,968,204

506,500		HCP, Inc.		16,679,045

76,200		Health Care Real Estate Investment Trust, Inc.		3,526,536

345,500		Highwoods Properties, Inc.		10,541,205

1,615,355		Host Hotels & Resorts, Inc.		26,621,050

237,500		Hudson Pacific Properties, Inc.		3,624,250

260,500		Kilroy Realty Corp.		8,888,260

936,823		Kimco Realty Corp.		15,607,471

447,600		Liberty Property Trust		14,027,784

474,325		Macerich Co.		21,980,221

500,300		Nationwide Health Properties, Inc.		18,035,815

135,100	@	Pebblebrook Hotel Trust		2,531,774

137,200		Pennsylvania Real Estate Investment Trust		1,842,596

1,391,200		Prologis		18,099,512

241,202		Public Storage, Inc.		23,300,113

334,000		Regency Centers Corp.		13,600,480

647,859		Simon Property Group, Inc.		63,814,112

207,600		SL Green Realty Corp.		13,577,040

138,900		Tanger Factory Outlet Centers, Inc.		6,664,422

228,500		Taubman Centers, Inc.		11,089,105

727,904		UDR, Inc.		16,232,259

521,978		U-Store-It Trust		4,316,758

401,125		Ventas, Inc.		20,565,679

430,164		Vornado Realty Trust		35,092,779

		Total Real Estate Investment Trusts (Cost $378,047,149)		602,758,924

		Total Investments in Securities (Cost $390,133,517) *	98.8%	$618,472,111
		Other Assets and Liabilities - Net	1.2	7,379,716

		Net Assets	100.0%	$625,851,827

@	Non-income producing security

PORTFOLIO OF INVESTMENTS
ING Equity Dividend Fund
as of November 30, 2010 (Unaudited)

Shares			Value

COMMON STOCK: 94.2%
	Consumer Discretionary: 7.1%
94,400	American Eagle Outfitters		$1,557,600

115,700	Comcast Corp. — Class A		2,314,000

37,500	Garmin Ltd.		1,086,000

94,900	Groupe Aeroplan, Inc.		1,194,397

124,300	Yellow Media, Inc.		745,885

			6,897,882
	Consumer Staples: 10.6%
54,000	Altria Group, Inc.		1,296,000

21,700	Kimberly-Clark Corp.		1,343,013

33,200	Molson Coors Brewing Co.		1,581,980

34,000	Procter & Gamble Co.		2,076,380

94,000	Supervalu, Inc.		849,760

36,800	Walgreen Co.		1,282,480

35,800	Wal-Mart Stores, Inc.		1,936,422

			10,366,035
	Energy: 13.2%
42,200	Arch Coal, Inc.		1,232,240

44,100	Chevron Corp.		3,570,777

43,000	ConocoPhillips		2,587,310

33,000	EnCana Corp.		914,100

39,500	ExxonMobil Corp.		2,747,620

72,258	Pengrowth Energy Trust		931,406

14,700	Royal Dutch Shell PLC ADR — Class A		891,849

			12,875,302
	Financials: 22.2%
44,400	AllianceBernstein Holding LP		1,019,424

26,800	Ameriprise Financial, Inc.		1,389,312

43,900	Axis Capital Holdings Ltd.		1,551,426

122,560	Bank of America Corp.		1,342,032

24,200	Bank of Hawaii Corp.		1,047,860

48,800	BB&T Corp.		1,132,160

87,600	Blackstone Group LP		1,121,280

24,400	Cullen/Frost Bankers, Inc.		1,306,376

90,000	First Niagara Financial Group, Inc.		1,114,650

80,400	JP Morgan Chase & Co.		3,005,352

44,232	NYSE Euronext		1,208,418

96,400	People’s United Financial, Inc.		1,194,396

39,800	Sun Life Financial, Inc.		1,073,947

31,800	Travelers Cos., Inc.		1,716,882

43,700	US Bancorp.		1,039,186

74,600	XL Group Plc		1,466,636

			21,729,337
	Health Care: 13.2%
46,400	Cardinal Health, Inc.		1,650,912

30,000	Eli Lilly & Co.		1,009,800

38,400	Johnson & Johnson		2,363,520

39,300	Medtronic, Inc.		1,317,729

81,400	Merck & Co., Inc.		2,805,858

233,100	Pfizer, Inc.		3,797,199

			12,945,018
	Industrials: 7.6%
37,600	Avery Dennison Corp.		1,411,504

216,000	General Electric Co.		3,419,279

53,300	Harsco Corp.		1,282,398

34,200	Tyco International Ltd.		1,295,838

			7,409,019
	Information Technology: 3.3%
107,300	Microsoft Corp.		2,705,033

79,800	United Online, Inc.		507,927

			3,212,960
	Materials: 2.6%
29,900	EI Du Pont de Nemours & Co.		1,405,001

35,500	Sonoco Products Co.		1,162,980

			2,567,981
	Telecommunication Services: 7.3%
40,300	AT&T, Inc.		1,119,937

274,300	Qwest Communications International, Inc.		1,920,100

85,100	Verizon Communications, Inc.		2,724,051

107,700	Windstream Corp.		1,404,408

			7,168,496
	Utilities: 7.1%

50,400	Atmos Energy Corp.		1,515,528

103,700	CenterPoint Energy, Inc.		1,620,831

77,000	Great Plains Energy, Inc.		1,436,050

16,900	Laclede Group, Inc.		597,415

58,800	UGI Corp.		1,744,596

			6,914,420

	Total Common Stock (Cost $87,556,560)		92,086,450

REAL ESTATE INVESTMENT TRUSTS: 3.2%
	Financials: 3.2%

22,100	Entertainment Properties Trust		1,023,230

125,300	MFA Mortgage Investments, Inc.		1,021,195

43,600	Weingarten Realty Investors		1,033,320

	Total Real Estate Investment Trusts (Cost $2,695,748)		3,077,745

	Total Long-Term Investments (Cost $90,252,308)		95,164,195

SHORT-TERM INVESTMENTS: 2.4%
	Affiliated Mutual Fund: 2.4%

2,369,000	ING Institutional Prime Money Market Fund — Class I		2,369,000

	Total Short-Term Investments (Cost $2,369,000)		2,369,000

	Total Investments in Securities (Cost $92,621,308) *	99.8%	$97,533,195
	Other Assets and Liabilities — Net	0.2	242,504

	Net Assets	100.0%	$97,775,699

ADR	American Depositary Receipt

PORTFOLIO OF INVESTMENTS
ING Growth Opportunities Fund
as of November 30, 2010 (Unaudited)

Shares				Value

COMMON STOCK: 98.6%

		Consumer Discretionary: 17.0%

22,089	@	Bed Bath & Beyond, Inc.		$966,173

12,010		Coach, Inc.		679,045

30,040	@	DIRECTV		1,247,561

30,006	@	Gildan Activewear, Inc.		902,580

25,780		Harley-Davidson, Inc.		806,398

12,710	@	Kohl’s Corp.		717,098

17,528	@	Liberty Media Corp. — Starz		1,101,547

44,470	@	LKQ Corp.		959,440

14,780		Marriott International, Inc.		579,524

40,050	@	OfficeMax, Inc.		684,455

7,590	@	Panera Bread Co.		760,822

2,560	@	Priceline.com, Inc.		1,008,768

43,470		Regal Entertainment Group		586,845

34,431		Wyndham Worldwide Corp.		989,891

				11,990,147

		Consumer Staples: 8.0%

45,710		Coca-Cola Enterprises, Inc.		1,103,897

33,820		ConAgra Foods, Inc.		726,454

9,610		Hershey Co.		449,748

31,287		Philip Morris International, Inc.		1,779,917

23,627		Wal-Mart Stores, Inc.		1,277,984

6,702	@	Whole Foods Market, Inc.		316,468

				5,654,468

		Energy: 10.1%

14,220	@	Alpha Natural Resources, Inc.		704,743

28,080		Arch Coal, Inc.		819,936

43,550		ExxonMobil Corp.		3,029,338

24,580	@, L	McMoRan Exploration Co.		366,979

22,890		National Oilwell Varco, Inc.		1,402,928

6,890	@	Whiting Petroleum Corp.		758,245

				7,082,169

		Financials: 4.6%

20,840		American Express Co.		900,705

62,683		Blackstone Group LP		802,342

27,249		Lazard Ltd.		975,787

28,140		XL Group Plc		553,232

				3,232,066

		Health Care: 11.9%

21,620		Aetna, Inc.		640,384

3,600		Cooper Cos., Inc.		192,600

22,850		Covidien PLC		961,300

25,510	@	Gilead Sciences, Inc.		931,115

49,816	@	Healthsouth Corp.		896,688

16,810	@	Hospira, Inc.		945,731

17,470	@	Medco Health Solutions, Inc.		1,071,260

12,400	@	Thermo Fisher Scientific, Inc.		630,664

23,503	L	Valeant Pharmaceuticals International, Inc.		608,023

10,850	@	Waters Corp.		834,040

13,720	@	Watson Pharmaceuticals, Inc.		668,713

				8,380,518

		Industrials: 10.4%

16,380		Acuity Brands, Inc.		882,227

33,968		Danaher Corp.		1,469,116

19,046		Donaldson Co., Inc.		1,034,007

16,090		Emerson Electric Co.		886,076

12,860		Regal-Beloit Corp.		784,460

16,944		Roper Industries, Inc.		1,226,915

28,171		Tyco International Ltd.		1,067,399

				7,350,200

		Information Technology: 29.8%

12,734	@	Apple, Inc.		3,962,183

19,410		Broadcom Corp.		863,551

21,540	@	Check Point Software Technologies		923,420

101,100	@	Cisco Systems, Inc.		1,937,076

790	@	Citrix Systems, Inc.		52,472

28,620	@	Gartner, Inc.		920,705

3,530	@	Google, Inc. — Class A		1,961,656

16,220	@	Lam Research Corp.		735,253

43,430	@	Marvell Technology Group Ltd.		837,765

19,400	@	Micros Systems, Inc.		848,168

88,736		Microsoft Corp.		2,237,036

14,185		National Instruments Corp.		483,992

48,380		National Semiconductor Corp.		645,873

12,750	@	NetApp, Inc.		649,358

27,003		Oracle Corp.		730,161

43,640	@	QLogic Corp.		780,720

36,050		Qualcomm, Inc.		1,684,977

22,630	@	VeriSign, Inc.		776,435

				21,030,801

		Materials: 5.4%

13,400		Albemarle Corp.		724,806

30,300		EI Du Pont de Nemours & Co.		1,423,797

6,870		Freeport-McMoRan Copper & Gold, Inc.		696,068

14,820		Sigma-Aldrich Corp.		936,920

				3,781,591

		Telecommunication Services: 1.4%

24,810	@	SBA Communications Corp.		971,312

				971,312
		Total Common Stock (Cost $57,220,060)		69,473,272

SHORT-TERM INVESTMENTS: 2.7%

		Affiliated Mutual Fund: 1.4%

1,008,000		ING Institutional Prime Money Market Fund — Class I		1,008,000

		Total Mutual Fund (Cost $1,008,000)		1,008,000

		Securities Lending Collateralcc: 1.3%

747,083		BNY Mellon Overnight Government Fund (1)		747,083

193,818	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		155,055

		Total Securities Lending Collateral (Cost $940,901)		902,138

		Total Short-Term Investments (Cost $1,948,901)		1,910,138

		Total Investments in Securities (Cost $59,168,961) *	101.3%	$71,383,410
		Other Assets and Liabilities - Net	(1.3)	(914,688)

		Net Assets	100.0%	$70,468,722

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security

L	Loaned security, a portion or all of the security is on loan at November 30, 2010.

PORTFOLIO OF INVESTMENTS
ING MidCap Opportunities Fund
as of November 30, 2010 (Unaudited)

Shares				Value

COMMON STOCK: 95.4%
		Consumer Discretionary: 21.0%
153,420	@	Bed Bath & Beyond, Inc.		$6,710,591

116,670		Coach, Inc.		6,596,522

161,460		Cooper Tire & Rubber Co.		3,372,899

145,770	@	Gildan Activewear, Inc.		4,384,762

174,190		Harley-Davidson, Inc.		5,448,663

73,699	@	Liberty Media Corp. — Starz		4,631,614

232,260	@	LKQ Corp.		5,011,010

144,660		Marriott International, Inc.		5,672,119

217,120	@	OfficeMax, Inc.		3,710,581

36,940	@	Panera Bread Co.		3,702,866

18,050	@	Priceline.com, Inc.		7,112,603

269,490		Regal Entertainment Group		3,638,115

93,780		Ross Stores, Inc.		6,084,446

115,045	@	WMS Industries, Inc.		5,102,246

171,178		Wyndham Worldwide Corp.		4,921,368

				76,100,405

		Consumer Staples: 5.6%
263,130		Coca-Cola Enterprises, Inc.		6,354,583

167,850		ConAgra Foods, Inc.		3,605,418

60,570		Herbalife Ltd.		4,156,919

75,310		Hershey Co.		3,524,508

50,254	@	Whole Foods Market, Inc.		2,372,994

				20,014,422

		Energy: 5.7%
72,560	@	Alpha Natural Resources, Inc.		3,596,074

185,171		Arch Coal, Inc.		5,406,993

107,620	@	McMoRan Exploration Co.		1,606,767

96,950		National Oilwell Varco, Inc.		5,942,066

37,890	@	Whiting Petroleum Corp.		4,169,795

				20,721,695

		Financials: 5.7%
68,260		Ameriprise Financial, Inc.		3,538,598

110,688		Comerica, Inc.		4,039,005

225,068	@	Invesco Ltd.		4,892,978

50,600		Jones Lang LaSalle, Inc.		4,038,892

116,336		Lazard Ltd.		4,165,992

				20,675,465

		Health Care: 12.6%
111,120		Aetna, Inc.		3,291,374

168,660	@	Agilent Technologies, Inc.		5,906,473

174,530		AmerisourceBergen Corp.		5,384,251

36,400		Cooper Cos., Inc.		1,947,400

237,060	@	Healthsouth Corp.		4,267,080

73,370		Hill-Rom Holdings, Inc.		2,903,985

106,050	@	Hospira, Inc.		5,966,373

30,730	@	Laboratory Corp. of America Holdings		2,520,782

133,880		Valeant Pharmaceuticals International, Inc.		3,463,476

67,450	@	Waters Corp.		5,184,882

99,912	@	Watson Pharmaceuticals, Inc.		4,869,711

				45,705,787

		Industrials: 16.4%
92,060		Acuity Brands, Inc.		4,958,352

74,280		Brady Corp.		2,297,480

104,920		Donaldson Co., Inc.		5,696,107

41,000		Dover Corp.		2,247,210

64,363		Gardner Denver, Inc.		4,212,558

30,880		Joy Global, Inc.		2,356,762

61,600		Regal-Beloit Corp.		3,757,600

80,954		Roper Industries, Inc.		5,861,879

69,060	@	Stericycle, Inc.		5,103,534

64,970	@	TransDigm Group, Inc.		4,450,445

148,070		Trinity Industries, Inc.		3,390,803

148,180	@	Verisk Analytics, Inc.		4,485,409

71,080	@	WABCO Holdings, Inc.		3,532,676

133,610		Waste Connections, Inc.		3,473,860

106,244		Woodward Governor Co.		3,585,735

				59,410,410

		Information Technology: 22.4%
98,540		Amphenol Corp.		4,929,956

87,480	@	Ansys, Inc.		4,242,780

142,820	@	BMC Software, Inc.		6,341,208

85,710		Broadcom Corp.		3,813,238

107,700	@	Check Point Software Technologies		4,617,099

57,800	@	Citrix Systems, Inc.		3,839,076

152,840	@	Gartner, Inc.		4,916,863

56,150	@	Intuit, Inc.		2,520,574

113,180		KLA-Tencor Corp.		4,150,311

100,370	@	Lam Research Corp.		4,549,772

291,960	@	Marvell Technology Group Ltd.		5,631,908

107,700	@	Micros Systems, Inc.		4,708,644

72,375		National Instruments Corp.		2,469,435

277,230		National Semiconductor Corp.		3,701,021

112,940	@	NetApp, Inc.		5,752,034

224,300	@	QLogic Corp.		4,012,727

159,390	@	VeriSign, Inc.		5,468,671

293,370		Western Union Co.		5,175,047

				80,840,364

		Materials: 4.5%
68,100		Albemarle Corp.		3,683,529

26,480		Cliffs Natural Resources, Inc.		1,809,643

101,890		Ecolab, Inc.		4,871,361

91,500		Sigma-Aldrich Corp.		5,784,630

				16,149,163

		Telecommunication Services: 1.5%
137,930	@	SBA Communications Corp.		5,399,960

				5,399,960
		Total Common Stock (Cost $281,087,418)		345,017,671

REAL ESTATE INVESTMENT TRUSTS: 1.3%

		Financials: 1.3%
87,520		Digital Realty Trust, Inc.		4,596,550

		Total Real Estate Investment Trusts (Cost $5,136,623)		4,596,550

EXCHANGE-TRADED FUNDS: 1.5%

		Exchange-Traded Funds: 1.5%
103,370	L	iShares Russell Midcap Growth Index Fund		5,529,261

		Total Exchange-Traded Funds

		(Cost $5,099,736)		5,529,261

		Total Long-Term Investments (Cost $291,323,777)		355,143,482

SHORT-TERM INVESTMENTS: 3.3%

		Affiliated Mutual Fund: 2.9%
10,533,000		ING Institutional Prime Money Market Fund — Class I		10,533,000

		Total Mutual Fund (Cost $10,533,000)		10,533,000

		Securities Lending Collateralcc: 0.4%
930,739		BNY Mellon Overnight Government Fund (1)		930,739

719,261	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		575,409

		Total Securities Lending Collateral (Cost $1,650,000)		1,506,148

		Total Short-Term Investments (Cost $12,183,000)		12,039,148

		Total Investments in Securities (Cost $303,506,777) *	101.5%	$367,182,630
		Other Assets and Liabilities - Net	(1.5)	(5,326,065)

		Net Assets	100.0%	$361,856,565

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security

L	Loaned security, a portion or all of the security is on loan at November 30, 2010.

PORTFOLIO OF INVESTMENTS
ING SmallCap Opportunities Fund
as of November 30, 2010 (Unaudited)

Shares			Value

COMMON STOCK: 94.0%
		Consumer Discretionary: 17.3%
35,189		Arbitron, Inc.	$1,028,223

20,800	@	Bally Technologies, Inc.	814,736

40,800	@	California Pizza Kitchen, Inc.	689,928

44,100		Cinemark Holdings, Inc.	773,955

56,211		Cooper Tire & Rubber Co.	1,174,248

28,700	@, L	Gildan Activewear, Inc.	863,296

31,500	@	Hibbett Sporting Goods, Inc.	1,078,875

25,200	@, L	Imax Corp.	685,692

8,123	@	J Crew Group, Inc.	355,138

40,500	@	Jack in the Box, Inc.	814,658

25,609	@	Jo-Ann Stores, Inc.	1,240,500

33,834	@	Life Time Fitness, Inc.	1,334,413

41,600	@	LKQ Corp.	897,520

40,656	@	Lumber Liquidators	957,042

15,200		Monro Muffler, Inc.	751,488

72,814	@	OfficeMax, Inc.	1,244,391

27,200	L	PF Chang’s China Bistro, Inc.	1,374,688

12,400		Polaris Industries, Inc.	901,356

33,903		Pool Corp.	718,405

4,304	@	Sally Beauty Holdings, Inc.	59,180

127,400	@	Smith & Wesson Holding Corp.	489,216

20,895	@	Steiner Leisure Ltd.	840,397

79,800	@	Talbots, Inc.	917,700

25,731	@	Wet Seal, Inc.	84,140

29,600		Wyndham Worldwide Corp.	851,000

			20,940,185

		Consumer Staples: 2.3%
19,000		Casey’s General Stores, Inc.	755,155

28,400		Diamond Foods, Inc.	1,321,736

27,500		Flowers Foods, Inc.	720,500

			2,797,391

		Energy: 5.2%
23,800	@	Bill Barrett Corp.	915,110

40,800	@	Carrizo Oil & Gas, Inc.	1,184,016

20,302	@	Dril-Quip, Inc.	1,572,187

27,700		Holly Corp.	995,538

72,759	@	McMoRan Exploration Co.	1,086,292

6,200	@	Oceaneering International, Inc.	428,420

5,200	@	Superior Energy Services	173,628

			6,355,191

		Financials: 5.1%
50,503	@	Ezcorp, Inc.	1,270,655

9,925		Greenhill & Co., Inc.	743,780

60,100		Janus Capital Group, Inc.	627,444

33,400	@	Signature Bank	1,467,930

22,364	@	Stifel Financial Corp.	1,159,126

19,000	@	SVB Financial Group	853,670

			6,122,605

		Health Care: 17.1%
15,200	@, L	Acorda Therapeutics, Inc.	400,520

16,118	@	AMERIGROUP Corp.	693,558

16,600	@, L	Auxilium Pharmaceuticals, Inc.	314,238

16,200	@	BioMarin Pharmaceuticals, Inc.	438,696

5,809	@	Bio-Rad Laboratories, Inc.	542,270

23,434	@	Centene Corp.	544,841

23,100		Chemed Corp.	1,407,714

49,664	@	Cypress Bioscience, Inc.	197,663

15,133	@	Haemonetics Corp.	889,669

16,187	@	Hanger Orthopedic Group, Inc.	310,467

79,844	@	Healthsouth Corp.	1,437,192

59,700	@	Inspire Pharmaceuticals, Inc.	416,706

17,400	@	InterMune, Inc.	218,544

17,636	@	IPC The Hospitalist Co., Inc.	571,759

21,200	@	Luminex Corp.	357,856

54,200	@	MedAssets, Inc.	1,005,139

24,700	@	Medicines Co.	325,546

14,000	@	Mednax, Inc.	856,800

32,307		Meridian Bioscience, Inc.	717,862

39,700	@	Merit Medical Systems, Inc.	605,028

17,700	@, L	Momenta Pharmaceuticals, Inc.	269,925

37,222	@	Nektar Therapeutics	471,603

16,374	@	Neogen Corp.	608,294

14,104	@	OncoGenex Pharmaceutical, Inc.	226,510

28,500	@	Onyx Pharmaceuticals, Inc.	839,325

25,500		Owens & Minor, Inc.	720,375

14,100	@	Salix Pharmaceuticals Ltd.	629,565

16,200	@, L	Savient Pharmaceuticals, Inc.	191,322

32,900	@	Seattle Genetics, Inc.	496,790

32,562	@	Sirona Dental Systems, Inc.	1,230,518

10,429	@	SonoSite, Inc.	316,833

27,900		Steris Corp.	960,039

18,790		Universal Health Services, Inc.	772,645

25,793	@	Vanda Pharmaceuticals, Inc.	207,892

120,022	@	Vical, Inc.	235,243

32,500	@, L	Vivus, Inc.	211,250

			20,640,197

		Industrials: 17.5%
57,700		Actuant Corp.	1,363,451

29,708		Acuity Brands, Inc.	1,600,072

9,972	@	Advisory Board Co.	473,271

21,200	@, L	Allegiant Travel Co.	1,058,516

12,196	@	Clean Harbors, Inc.	903,114

22,850	@	EnPro Industries, Inc.	837,453

28,700	@	Genesee & Wyoming, Inc.	1,362,963

31,000	@	Geo Group, Inc.	747,100

23,266		Gorman-Rupp Co.	691,698

44,100		Healthcare Services Group	702,513

54,800	@	Hexcel Corp.	939,820

52,300		Knight Transportation, Inc.	1,008,344

20,500	@	Moog, Inc.	755,630

13,648		Nordson Corp.	1,084,061

11,800		Regal-Beloit Corp.	719,800

34,038		Simpson Manufacturing Co., Inc.	880,563

36,705	@, L	SYKES Enterprises, Inc.	675,372

22,000	@	Teledyne Technologies, Inc.	884,840

35,300	@	TrueBlue, Inc.	581,744

36,866		Waste Connections, Inc.	958,516

23,400		Watsco, Inc.	1,410,318

44,500		Woodward Governor Co.	1,501,869

			21,141,028

		Information Technology: 24.6%
10,000	@	Acme Packet, Inc.	489,800

27,500		Adtran, Inc.	856,350

12,500	@	Advanced Energy Industries, Inc.	146,000

22,894	@	Ansys, Inc.	1,110,359

49,000	@	Ariba, Inc.	991,515

72,300	@	Aspen Technology, Inc.	903,750

46,700		Blackbaud, Inc.	1,181,977

26,600	@, L	Blackboard, Inc.	1,105,230

21,519	@	Blue Coat Systems, Inc.	572,405

27,100		Cognex Corp.	757,716

11,100	@	CommScope, Inc.	350,871

12,100	@	Commvault Systems, Inc.	352,473

Shares				Value

23,400	@	Concur Technologies, Inc.		1,198,314

35,108	@	DealerTrack Holdings, Inc.		670,563

38,000		EPIQ Systems, Inc.		484,120

14,493	@	Flir Systems, Inc.		388,485

48,338	@	Formfactor, Inc.		448,577

10,800	@	Informatica Corp.		445,824

155,600	@	Integrated Device Technology, Inc.		1,000,508

50,242	@	Mentor Graphics Corp.		564,971

33,873	@, L	Meru Networks, Inc.		469,819

14,700	@	Micros Systems, Inc.		642,684

40,800	@	MKS Instruments, Inc.		831,096

40,000	@	Monolithic Power Systems, Inc.		645,200

25,700	@	Multi-Fineline Electronix, Inc.		598,810

27,447		National Instruments Corp.		936,492

40,500	@	ON Semiconductor Corp.		330,278

65,700	@	Parametric Technology Corp.		1,407,294

16,400	L	Pegasystems, Inc.		507,580

34,859	@	Plexus Corp.		945,899

26,000	@	Polycom, Inc.		962,130

20,000	@	Scansource, Inc.		583,400

35,200	@	Semtech Corp.		823,328

32,251	@	Sourcefire, Inc.		874,970

29,600	@	SRA International, Inc.		580,752

37,900	@	Synaptics, Inc.		1,080,150

43,900	@	Taleo Corp.		1,347,730

59,400	@	Tekelec		733,590

77,301	@, L	Verigy Ltd.		661,697

37,700	@	Websense, Inc.		781,521

				29,764,228

		Materials: 3.5%
12,600		Albemarle Corp.		681,534

47,600		Commercial Metals Co.		731,612

15,500		Minerals Technologies, Inc.		943,020

35,900		Silgan Holdings, Inc.		1,229,216

40,400		Worthington Industries		647,208

				4,232,590

		Telecommunication Services: 1.1%

40,296		Alaska Communications Systems Group, Inc.		424,720

22,300	@	SBA Communications Corp.		873,045

				1,297,765

		Utilities: 0.3%

9,182		Unisource Energy Corp.		322,931

				322,931
		Total Common Stock (Cost $95,332,530)		113,614,111

REAL ESTATE INVESTMENT TRUSTS: 2.2%

		Financials: 2.2%

16,700		Digital Realty Trust, Inc.		877,084

137,900		Hersha Hospitality Trust		845,327

18,600		Tanger Factory Outlet Centers, Inc.		892,428

		Total Real Estate Investment Trusts (Cost $2,226,129)		2,614,839

EXCHANGE-TRADED FUNDS: 1.7%

		Exchange-Traded Funds: 1.7%

25,303	L	iShares Russell 2000 Growth Index Fund		2,060,929

		Total Exchange-Traded Funds (Cost $1,905,655)		2,060,929

		Total Long-Term Investments (Cost $99,464,314)		118,289,879

SHORT-TERM INVESTMENTS: 8.4%

		Affiliated Mutual Fund: 2.5%

3,092,000		ING Institutional Prime Money Market Fund — Class I		3,092,000

		Total Mutual Fund (Cost $3,092,000)		3,092,000

		Securities Lending Collateralcc: 5.9%

6,804,438		BNY Mellon Overnight Government Fund (1)		6,804,438

362,920	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		290,336

		Total Securities Lending Collateral (Cost $7,167,358)		7,094,774

		Total Short-Term Investments (Cost $10,259,358)		10,186,774

		Total Investments in Securities (Cost $109,723,672) *	106.3%	$128,476,653
		Other Assets and Liabilities - Net	(6.3)	(7,593,119)

		Net Assets	100.0%	$120,883,534

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security

L	Loaned security, a portion or all of the security is on loan at November 30, 2010.

PORTFOLIO OF INVESTMENTS
ING Value Choice Fund
as of November 30, 2010 (Unaudited)

Shares			Value

COMMON STOCK: 75.0%
		Consumer Discretionary: 0.8%
670,000		Sekisui House Ltd. ADR	$6,378,400

			6,378,400

		Consumer Staples: 7.4%
184,778		Cresud SACIF y A ADR	3,475,674

590,000		Kroger Co.	13,894,500

438,000	@	Smithfield Foods, Inc.	7,713,180

758,000		Tyson Foods, Inc.	11,999,140

395,000		Wal-Mart Stores, Inc.	21,365,550
			58,448,044

		Energy: 15.1%
525,000		Arch Coal, Inc.	15,330,000

713,000		Cameco Corp.	25,860,510

423,000		Chesapeake Energy Corp.	8,933,760

187,000		ConocoPhillips	11,251,790

253,000		Nexen, Inc.	5,292,760

133,000		Peabody Energy Corp.	7,821,730
122,059	L	Petrobras Energia SA ADR	2,425,312

196,000		Range Resources Corp.	8,230,040

359,000	L	Statoil ASA ADR	7,176,410

217,000		Suncor Energy, Inc.	7,293,370
1,209,000	@	Tesoro Corp.	19,730,879

			119,346,561

		Financials: 3.4%
206,000	@	CNA Financial Corp.	5,318,920

580,000		Marsh & McLennan Cos., Inc.	14,546,400

1,360,000		Sumitomo Trust & Banking Co., Ltd. ADR	7,221,600
			27,086,920

		Health Care: 7.1%
455,000		Aetna, Inc.	13,477,100

233,000		Eli Lilly & Co.	7,842,780

161,000	@	Forest Laboratories, Inc.	5,134,290

250,000		Omnicare, Inc.	5,765,000

1,191,000		Pfizer, Inc.	19,401,390

93,000	@	Zimmer Holdings, Inc.	4,581,180

			56,201,740

		Industrials: 5.7%
204,800	@	AGCO Corp.	9,244,672

287,000		Lockheed Martin Corp.	19,527,480

231,000	@	Shaw Group, Inc.	7,403,550

210,000		Skywest, Inc.	3,399,900
62,300		Union Pacific Corp.	5,613,853

			45,189,455

		Information Technology: 4.6%
186,500	@	eBay, Inc.	5,432,745

572,000	@	Ingram Micro, Inc.	10,210,200

412,000		Microsoft Corp.	10,386,520

155,000	@	Tech Data Corp.	6,830,850

114,000	@	Western Digital Corp.	3,819,000

			36,679,315

		Materials: 18.0%
628,000		Barrick Gold Corp.	32,436,200

44,000		Domtar Corp.	3,340,480

239,300	@	Geovic Mining Corp.	203,881

707,000		Gold Fields Ltd. ADR	11,799,830

1,325,000		Kinross Gold Corp.	23,094,750

466,820		Newcrest Mining Ltd. ADR	17,949,229

465,000		Newmont Mining Corp.	27,355,950

524,000	@, L	Novagold Resources, Inc.	7,540,360

552,000		Polyus Gold Co. ZAO ADR	18,911,520

			142,632,200

		Telecommunication Services: 5.9%
197,000		KT Corp. ADR	4,006,980

750,000		Nippon Telegraph & Telephone Corp. ADR	16,980,000

310,000		TELUS Corp.	13,497,400

129,000		Tim Participacoes SA ADR	4,148,640

463,000		Turkcell Iletisim Hizmet AS ADR	7,889,520

			46,522,540

		Utilities: 7.0%
674,000		Ameren Corp.	19,357,280
810,000		Centrais Eletricas Brasileiras SA ADR — Class B	12,733,200

1,403,080		EDF SA ADR	11,715,718

975,000		Korea Electric Power Corp. ADR	11,612,250

162,000	@, R, L, X	Mirant Corp.	—

			55,418,448
		Total Common Stock (Cost $485,909,062)	593,903,623

Shares				Value

PREFERRED STOCK: 2.6%

		Industrials: 1.0%
4,800		Kansas City Southern		7,632,000

				7,632,000

		Information Technology: 1.6%
14,900	P	Lucent Technologies Capital Trust I		13,037,500

				13,037,500
		Total Preferred Stock (Cost $13,869,878)		20,669,500

Principal Amount				Value

CORPORATE BONDS/NOTES: 6.5%

		Energy: 0.8%
$4,873,000		Goodrich Petroleum Corp., 3.250%, due 12/01/26		$4,793,814

1,306,000		Goodrich Petroleum Corp., 5.000%, due 10/01/29		1,206,418

				6,000,232

		Health Care: 4.2%
17,328,000		Amgen, Inc., 0.125%, due 02/01/11		17,371,320

16,991,000		Omnicare, Inc., 3.250%, due 12/15/35		15,886,585

				33,257,905

		Information Technology: 0.5%
3,900,000		Alcatel-Lucent USA, Inc., 2.875%, due 06/15/25		3,719,625

				3,719,625

		Materials: 1.0%
1,817,000		Gold Reserve, Inc., 5.500%, due 06/15/22		1,276,443

7,831,000		USEC, Inc., 3.000%, due 10/01/14		7,018,534

				8,294,977
		Total Corporate Bonds/Notes (Cost $48,794,150)		51,272,739

		Total Long-Term Investments (Cost $548,573,090)		665,845,862

Shares				Value

SHORT-TERM INVESTMENTS: 16.8%

		Affiliated Mutual Fund: 16.4%
130,245,862		ING Institutional Prime Money Market Fund — Class I		$130,245,862

		Total Mutual Fund (Cost $130,245,862)		130,245,862

		Securities Lending Collateralcc: 0.4%

2,800,869		BNY Mellon Overnight Government Fund (1)		2,800,869

562,670	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		450,136

		Total Securities Lending Collateral (Cost $3,363,539)		3,251,005

		Total Short-Term Investments (Cost $133,609,401)		133,496,867

		Total Investments in Securities (Cost $682,182,491) *	100.9%	$799,342,729
		Other Assets and Liabilities - Net	(0.9)	(7,383,511)

		Net Assets	100.0%	$791,959,218

@	Non-income producing security

ADR	American Depositary Receipt

P	Preferred Stock may be called prior to convertible date.

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security

L	Loaned security, a portion or all of the security is on loan at November 30, 2010.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not required for Semi-annual filing.

Item 8.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board. The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. The Committee has adopted a written charter that sets forth the policies and procedures of the Committee. The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

Item 10. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Equity Trust
By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer
Date: February 3, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer
Date: February 3, 2011

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer
Date: February 3, 2011